UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:  811-05595

ACM GOVERNMENT OPPORTUNITY FUND, INC.

(Exact name of registrant as specified in charter)

1345 Avenue of the Americas, New York, New York 10105
(Address of principal executive offices) (Zip code)

Mark R. Manley
AllianceBernstein L.P.
1345 Avenue of the Americas
New York, New York 10105
(Name and address of agent for service)

Registrant's telephone number, including area code:  (800) 221-5672

Date of fiscal year end:  July 31, 2006

Date of reporting period:    July 31, 2006


ITEM 1.  REPORTS TO STOCKHOLDERS.

-------------------------------------------------------------------------------
ANNUAL REPORT
-------------------------------------------------------------------------------

ACM Government Opportunity Fund


Annual Report

July 31, 2006


     [LOGO]
ALLIANCEBERNSTEIN
   INVESTMENTS



Investment Products Offered

o Are Not FDIC Insured
o May Lose Value
o Are Not Bank Guaranteed

The Fund's Board of Directors approved amended and restated bylaws for the Fund effective July 1, 2006. The bylaws are an exhibit to the Fund's most recently filed report on Form N-SAR, which is on file with the SEC and may be accessed via the SEC's website at www.sec.gov. A copy is also available upon written request to the Secretary of the Fund.

You may obtain a description of the Fund's proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AllianceBernstein's web site at www.alliancebernstein.com, or go to the Securities and Exchange Commission's (the "Commission") web site at www.sec.gov, or call AllianceBernstein(R) at
(800) 227-4618.

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund's Forms N-Q are available on the Commission's web site at www.sec.gov. The Fund's Forms N-Q may also be reviewed and copied at the Commission's Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330.

AllianceBernstein Investments, Inc. is an affiliate of AllianceBernstein L.P., the manager of the Fund, and is a member of the NASD.

AllianceBernstein(R) and the AB Logo are registered trademarks and service marks used by permission of the owner, AllianceBernstein L.P.


September 25, 2006

Annual Report

This report provides management's discussion of fund performance for ACM Government Opportunity Fund (the "Fund"), for the annual reporting period ended July 31, 2006. The Fund is a closed-end fund that trades under the New York Stock Exchange Symbol "AOF."

Investment Objective and Policies

The Fund seeks high current income consistent with prudent investment risk and, secondarily, growth of capital. The Fund invests primarily in U.S. government obligations. The Fund may invest up to 35% of its assets in foreign government securities and up to 20% in equity securities. Additionally, the Fund may utilize other investment instruments, including options and futures. For more information regarding the Fund's risks, please see "A Word About Risk" on pages 3-4 and "Note E-Risks Involved in Investing in the Fund" of the Notes to Financial Statements on page 21.

Investment Results

The table on page 5 shows the Fund's performance compared to its benchmark, the Lehman Brothers (LB) U.S. Aggregate Index, for the six- and 12-month periods ended July 31, 2006.

The Fund outperformed its benchmark for both the six- and 12-month periods ended July 31, 2006. The Fund's outperformance was driven primarily by its emerging market debt exposure. Emerging market debt posted strong returns during the period under review, significantly outperforming the Fund's benchmark, which holds U.S.-only investment-grade securities. Relatively low international interest rates, ample global liquidity, high commodity export prices and improved economic fundamentals in most emerging countries supported emerging debt bond prices.

Within the Fund's emerging market debt allocation, its holdings in local debt, particularly Brazil, contributed positively to relative performance for both the six- and 12-month periods. Brazil posted the strongest local country returns for the annual period at 29.15%, with the strength of its currency providing more than 9% of that return. Brazilian debt benefited from slowing growth, low inflation, high real rates and a strong currency.

The Fund's use of leverage detracted slightly from its performance for the six-month period, and added slightly to its performance for the 12-month period.

Market Review and Investment Strategy

U.S. bond market returns were relatively weak during the annual reporting period, reflecting rising U.S. interest rates. Yields rose across the maturity spectrum as the Federal Reserve raised official rates 2% in quarter-point increments, ending the period at 5.25%. The Treasury yield curve flattened significantly with a spread of only 12 basis points between two-year yields at 4.95%, and 30-year yields at 5.07%.

Buffeted by rising interest rates, U.S. Treasury securities posted a weak 0.90% return for the annual reporting period. According to Lehman Brothers, shorter-term Treasuries (1-5


ACM GOVERNMENT OPPORTUNITY FUND o 1


years) returned 2.39%, significantly outperforming more interest rate-sensitive, longer-term Treasuries (20+ years), which returned -3.51%. Mortgage-backed securities fared better, posting a return of 2.35% for the annual reporting period. Mortgages were helped by lower refinancing risks, relatively low volatility and limited supply.

The Fund's holdings in mortgage to be announced (TBA) securities were increased during the reporting period. A TBA, which is considered a short-term security, is a mortgage that has been purchased but not yet delivered. The Fund's holdings in these securities have been reduced since July 31, 2006.

Emerging market debt securities posted solid returns for the annual period, at 8.31%, according to the J.P. Morgan EMBI Global Index. This occurred despite some recent softening due to the cumulative effects of U.S. interest rate hikes. Emerging market debt benefited from strong commodity pricing, continued build-up in dollar reserves and improving credit trends. During the 12-month period, 29 out of 31 emerging countries represented within the index were in positive territory with the Latin region at 10.87%, outperforming non-Latin countries at 4.95%. Emerging market spreads tightened 79 basis points to end the annual reporting period 197 basis points over like-duration Treasuries. By individual country, top performers in the emerging markets for the 12-month period included Argentina, which returned 25.29%, Ecuador at 23.99%, Venezuela at 18.55% and Brazil at 16.05%. As mentioned in the Fund's performance review section of this report, Brazilian local debt (in local denominated currency--the Brazilian real) returned a strong 29.15% for the 12-month period, followed by Indonesia at 24.28%, in which the Fund also had a small position.

During the reporting period, the Fund's holdings in U.S. Treasuries were reduced and allocation to mortgage-backed securities increased. The increase in mortgage-backed securities was a result of the Fund's Global Fixed Income team's ("the team's") belief that these securities provided a high-quality source of incremental yield. Within the Fund's emerging market allocation, Mexico, Brazil and Argentina continued to be the Fund's top country selections. During the period, the team also added local Brazilian and Indonesian debt. Brazil's debt to GDP ratio continued to decline as it began to buy back a scheduled $20 billion of bonds. Aggressive rate cuts and the central bank's response to declining GDP growth in the context of low inflation also have helped the county's creditworthiness. The Fund also maintained an allocation to local debt in Poland.


2 o ACM GOVERNMENT OPPORTUNITY FUND


HISTORICAL PERFORMANCE


An Important Note About the Value of Historical Performance

The performance on the following page represents past performance and does not guarantee future results. Current performance may be lower or higher than the performance information shown. All fees and expenses related to the operation of the Fund have been deducted. Performance assumes reinvestment of distributions and does not account for taxes.

ACM Government Opportunity Fund Shareholder Information

The daily net asset value of the Fund's shares is available from the Fund's Transfer Agent by calling 800.426.5523. The Fund also distributes its daily net asset value to various financial publications or independent organizations such as Lipper Inc., Morningstar, Inc. and Bloomberg. The Fund's NYSE trading symbol is "AOF." Weekly comparative net asset value (NAV) and market price information about the Fund is published each Monday in The Wall Street Journal, each Sunday in The New York Times and each Saturday in Barron's and other newspapers in a table called "Closed-End Bond Funds." For additional information regarding this Fund, please see page 40.

Benchmark Disclosure

The unmanaged Lehman Brothers (LB) U.S. Aggregate Index does not reflect fees and expenses associated with the active management of a mutual fund portfolio. The LB U.S. Aggregate Index covers the U.S. investment-grade fixed-rate bond market, including government and credit securities, agency mortgage pass-through securities, asset-backed securities and commercial mortgage-backed securities. An investor cannot invest directly in an index, and its results are not indicative of the performance for any specific investment, including the Fund.

A Word About Risk

Price fluctuations in the Fund's securities may be caused by changes in the general level of interest rates or changes in bond credit quality ratings. Please note, as interest rates rise, existing bond prices fall and can cause the value of your investment in the Fund to decline. Changes in interest rates have a greater effect on bonds with longer maturities than on those with shorter maturities. Fund purchasers should understand that, in contrast to owning individual bonds, there are ongoing fees and expenses associated with owning shares of bond funds. Treasury securities provide fixed rates of return as well as principal guarantees if held to maturity. The Fund's investments in foreign securities are subject to risks not associated with investing in U.S. government securities, such as the risk of adverse changes in currency exchange rates, exchange control regulations and the application of foreign tax laws. The Fund's investments in emerging market debt are subject to increased risk, including credit risk, and the possibility of substantial volatility of political and economic uncertainties in these countries.

U.S. government securities in which the Fund invests may include a significant amount of mortgage-backed securities issued by government-sponsored entities, such as the Federal National Mortgage Association, or FNMA, or the Federal Home Loan Mortgage Corporation, or FHLMC, that are neither issued nor guaranteed by the U.S. Treasury.

The Fund may use certain investment techniques that have increased risks. For example, the Fund may use leverage, through borrowings, to enhance its returns. For this purpose, the Fund may use reverse repurchase agreements and dollar rolls, which are considered borrowings, as part of its investment strategy. Borrowings allow the Fund to increase the amount of money available to invest in debt securities. As long as the income from the securities financed is greater than the interest cost of the borrowings, the Fund's investors benefit from higher returns than if the Fund were not leveraged.


(Historical Performance continued on next page)


ACM GOVERNMENT OPPORTUNITY FUND o 3


HISTORICAL PERFORMANCE
(continued from previous page)


Reverse repurchase agreements involve sales by a fund of portfolio assets concurrently with an agreement by the fund to repurchase the same assets at a later date at a fixed price. During the reverse repurchase agreement period, the fund continues to receive principal and interest payments on these securities. Generally, the effect of such a transaction is that a fund can recover all or most of the cash invested in the portfolio securities involved during the term of the reverse repurchase agreement, while it will be able to keep the interest income associated with those portfolio securities. Such transactions are advantageous only if the interest cost to a fund of the reverse repurchase transaction is less than the cost of otherwise obtaining the cash.

The Fund may enter into dollar rolls in which the Fund sells securities for delivery in the current month and simultaneously contracts to repurchase substantially similar (same type and coupon) securities on a specified future date. During the roll period, the Fund forgoes principal and interest paid on the securities. The Fund is compensated by the difference between the current sales price and the lower forward price for the future purchase (often referred to as the "drop") as well as by the interest earned on the cash proceeds of the initial sale.

The use of leverage, which is usually considered speculative, involves certain risks to stockholders. These include a higher volatility of the NAV of the common stock caused by favorable or adverse changes in interest rates. In addition, fluctuations in the interest rates on a fund's borrowings will affect the return to stockholders, with increases in interest rates decreasing the fund's return.

To the extent that the current interest rate on a fund's borrowings approaches the net return on the leveraged portion of the fund's investment portfolio, the benefit of leverage to stockholders will be reduced. If the current interest rate on the borrowings were to exceed the net return on that portion of the fund's portfolio, the fund's leverage would result in a lower rate of return to stockholders and in a lower NAV than if a fund were not leveraged.

While the Fund invests principally in bonds and other fixed-income securities, in order to achieve its investment objectives, the Fund may at times use certain types of investment derivatives, such as options, futures, forwards and swaps. These instruments involve risks different from and in certain cases, greater than, the risks presented by more traditional investments.


(Historical Performance continued on next page)


4 o ACM GOVERNMENT OPPORTUNITY FUND


HISTORICAL PERFORMANCE
(continued from previous page)


THE FUND VS. ITS BENCHMARK
PERIODS ENDED JULY 31, 2006
                                                              Returns
                                                      --------------------------
                                                      6 Months         12 Months
                                                      --------         ---------
     ACM Government Opportunity Fund (NAV)              1.02%            5.72%

     Lehman Brothers U.S. Aggregate Index               0.61%            1.46%

     The Fund's Market Price per share on July 31, 2006 was $7.59. The Fund's Net Asset Value price per share on July 31, 2006 was $8.42. For additional Financial Highlights, please see page 28.




GROWTH OF A $10,000 INVESTMENT IN THE FUND
7/31/96 TO 7/31/06

ACM Government Opportunity Fund (NAV): $23,796
LB U.S. Aggregate Index: $18,477

[THE FOLLOWING DATA WAS REPRESENTED BY A MOUNTAIN CHART IN THE PRINTED MATERIAL]

                                ACM Government                 LB U.S.
                            Opportunity Fund (NAV)         Aggregate Index
-------------------------------------------------------------------------------
     7/31/96                       $10,000                     $10,000
     7/31/97                       $11,599                     $11,076
     7/31/98                       $12,355                     $11,948
     7/31/99                       $12,344                     $12,245
     7/31/00                       $13,854                     $12,976
     7/31/01                       $15,378                     $14,623
     7/31/02                       $16,799                     $15,724
     7/31/03                       $19,433                     $16,576
     7/31/04                       $20,579                     $17,379
     7/31/05                       $22,505                     $18,211
     7/31/06                       $23,796                     $18,477


This chart illustrates the total value of an assumed $10,000 investment in ACM Government Opportunity Fund at net asset value (NAV) (from 7/31/96 to 7/31/06) as compared to the performance of the Fund's benchmark. The chart assumes the reinvestment of dividends and capital gains distributions.


See Historical Performance and Benchmark disclosures on pages 3 and 4.


ACM GOVERNMENT OPPORTUNITY FUND o 5


PORTFOLIO SUMMARY
July 31, 2006


PORTFOLIO STATISTICS
Net Assets ($mil): $108.7

SECURITY TYPE BREAKDOWN*
[ ]  53.2%  U.S. Government and Government                 [PIE CHART OMITTED]
            Sponsored Agency Obligations
[ ]  26.5%  Sovereign Debt Obligations
[ ]   2.2%  Supranational

[ ]  18.1%  Short-Term


* All data are as of July 31, 2006. The Fund's security type breakdown is expressed as a percentage of total investments and may vary over time.


6 o ACM GOVERNMENT OPPORTUNITY FUND


PORTFOLIO OF INVESTMENTS
July 31, 2006


                                              Principal
                                                 Amount
                                                   (000)    U.S. $ Value
-------------------------------------------------------------------------------
U.S. GOVERNMENT AND GOVERNMENT SPONSORED
   AGENCY OBLIGATIONS-84.6%
U.S. Treasury Notes-46.5%
   3.50%, 5/31/07-11/15/09(a)(b)     US$         25,210    $  24,491,851
   4.00%, 9/30/07(a)(b)                          11,107       10,969,462
   4.25%, 10/31/07-8/15/15(a)(b)                  3,000        2,885,468
   5.125%, 5/15/16(b)                            12,000       12,124,692
                                                             ------------
                                                              50,471,473

Mortgage Related Securities-20.1%
Federal National Mortgage Association
   5.00%, TBA                                     4,900        4,757,596
   5.50%, 6/01/19(a)                              2,477        2,456,695
   5.50%, TBA                                     9,700        9,505,094
   7.50%, 11/01/29(a)                               153          158,741
   8.00%, 6/01/28(a)                                126          133,206
Government National Mortgage
   Association
   5.50%, TBA                                     4,800        4,698,000
   6.50%, 2/15/29(a)                                128          130,942
                                                             ------------
                                                              21,840,274

U.S. Treasury Bonds-18.0%
   6.25%, 5/15/30(b)                              7,000        8,056,013
   14.00%, 11/15/11(a)                           11,250       11,539,598
                                                             ------------
                                                              19,595,611

Total U.S. Government and Government
   Sponsored Agency Obligations
   (cost $95,148,806)                                         91,907,358

SOVEREIGN DEBT OBLIGATIONS-42.1%
Argentina-4.7%
Republic of Argentina
   4.889%, 8/03/12 FRN(a)                         3,868        3,586,462
   7.82%, 12/31/33(a)                EUR          1,255        1,491,255
                                                             ------------
                                                               5,077,717

Brazil-7.0%
Federal Republic of Brazil
   7.125%, 1/20/37(a)                US$          1,870        1,846,625
   8.25%, 1/20/34(a)                              1,709        1,898,699
   12.50%, 1/05/16(a)                BRL          8,320        3,833,969
                                                             ------------
                                                               7,579,293


ACM GOVERNMENT OPPORTUNITY FUND o 7


                                              Principal
                                                 Amount
                                                   (000)    U.S. $ Value
-------------------------------------------------------------------------------
Colombia-0.7%
Republic of Colombia
   8.125%, 5/21/24(a)                US$            250    $     270,000
   11.75%, 3/01/10(a)                COP      1,236,000          547,448
                                                             ------------
                                                                 817,448

Costa Rica-0.3%
Republic of Costa Rica
   8.05%, 1/31/13(a)(c)              US$            293          311,313
   8.11%, 2/01/12(a)(c)                              12           12,750
                                                             ------------
                                                                 324,063

Ecuador-2.0%
Republic of Ecuador
   9.00%, 8/15/30(a)(c)(d)                        2,193        2,220,413

Indonesia-2.9%
Indonesia Government
   12.90%, 6/15/22(a)                IDR     10,000,000        1,156,009
Indonesia Recapitalization Bond
   13.15%, 3/15/10(a)                        17,000,000        1,957,718
                                                             ------------
                                                               3,113,727

Mexico-8.1%
Mexican Bonos
   8.00%, 12/24/08-12/07/23(a)       MXP         42,624        3,777,741
   10.00%, 12/05/24(a)                           37,623        3,778,758
United Mexican States
   5.625%, 1/15/17(a)                US$          1,300        1,248,000
                                                             ------------
                                                               8,804,499

Panama-0.6%
Republic of Panama
   7.125%, 1/29/26(a)                               619          619,619

Peru-2.5%
Peru Bono Soberano
   Series 7
   8.60%, 8/12/17(a)                 PEN          4,257        1,422,380
Republic of Peru
   8.375%, 5/03/16(a)                US$            625          687,500
   8.75%, 11/21/33(a)                               543          627,165
                                                             ------------
                                                               2,737,045

Philippines-3.2%
Republic of Philippines
   8.00%, 1/15/16(a)                                150          159,840
   9.50%, 2/02/30(a)                                193          228,223
   10.625%, 3/16/25(a)                            2,436        3,121,734
                                                             ------------
                                                               3,509,797


8 o ACM GOVERNMENT OPPORTUNITY FUND


                                              Principal
                                                 Amount
                                                   (000)    U.S. $ Value
-------------------------------------------------------------------------------
Poland-3.5%
Poland Government Bond
   6.25%, 10/24/15(a)                PLZ         11,330    $   3,840,203

Turkey-3.0%
Republic of Turkey
   9.50%, 1/15/14(a)                 US$            187          209,674
   11.50%, 1/23/12(a)                               285          337,440
Turkey Government Bond
   Zero coupon, 6/27/07(a)           TRL          4,700        2,661,891
                                                             ------------
                                                               3,209,005

Ukraine-0.2%
Government of Ukraine
   7.65%, 6/11/13(a)(c)              US$            250          257,500

Venezuela-3.4%
Republic of Venezuela
   5.75%, 2/26/16(a)                                187          171,105
   7.00%, 12/01/18(a)(c)                            391          389,632
   8.50%, 10/08/14(a)                                77           84,315
   9.25%, 9/15/27(a)                                601          742,235
   10.75%, 9/19/13(a)                             1,895        2,298,635
                                                             ------------
                                                               3,685,922

Total Sovereign Debt Obligations
   (cost $43,530,290)                                         45,796,251

SUPRANATIONAL DEBT OBLIGATIONS-3.5%
European Investment Bank
   Zero coupon, 9/12/08(a)(c)
   (cost $3,472,022)                 BRL         11,103        3,808,238

SHORT-TERM INVESTMENTS-28.7%
Repurchase Agreement-6.7%
Deutsche Bank
   5.25%, dated 7/31/06, due 8/01/06
   in the amount of $7,301,065
   (cost $7,300,000, collaterized
   by $7,410,000 FNMA, 6.125%, due
   7/17/13, value $7,437,788)        US$          7,300        7,300,000

U.S. Treasury Bills-22.0%
   Zero coupon, 9/07/06-9/21/06                  24,000       23,858,337

Total Short-Term Investments
   (cost $31,157,231)                                         31,158,337


ACM GOVERNMENT OPPORTUNITY FUND o 9


                                                            U.S. $ Value
-------------------------------------------------------------------------------
Total Investments-158.9%
   (cost $173,308,349)                                     $ 172,670,184
Other assets less liabilities-(58.9%)                        (63,998,294)

Net Assets-100%                                            $ 108,671,890


FORWARD CURRENCY EXCHANGE CONTRACTS (see Note C)


                                       U.S. $
                         Contract     Value on         U.S. $      Unrealized
                          Amount     Origination      Current     Appreciation/
                          (000)         Date           Value     (Depreciation)
-------------------------------------------------------------------------------
Buy Contracts

Mexican Peso,
  settling 8/17/06         2,813      $  257,985     $  256,388    $  (1,597)

Polish Zloty
  settling 8/09/06         9,232       2,958,048      2,992,136       34,088

Sale Contracts

Euro,
  settling 8/22/06           149         188,448        190,170       (1,722)
  settling 8/22/06           897       1,137,898      1,148,214      (10,316)

Mexican Peso,
  settling 8/17/06        63,727       5,850,658      5,808,790       41,868
  settling 8/17/06        14,276       1,305,000      1,301,321        3,679
  settling 8/17/06         8,297         760,967        756,257        4,710

Peruvian Sol Nuevo,
  settling 8/14/06         1,021         314,959        314,894           65
  settling 8/21/06         1,320         403,300        407,125       (3,825)
  settling 8/21/06           870         265,811        268,332       (2,521)

Polish Zloty,
  settling 8/09/06         9,232       2,992,422      2,992,137          285


REVERSE REPURCHASE AGREEMENTS (see Note C)


                                      Interest
Broker                                  Rate          Maturity       Amount
-------------------------------------------------------------------------------
Deutsche Bank Alex Brown, Inc.          4.55%         8/01/06     $  2,988,018
Deutsche Bank Alex Brown, Inc.          4.80          8/01/06       12,014,946
Deutsche Bank Alex Brown, Inc.          4.85          8/01/06        8,983,547
Deutsche Bank Alex Brown, Inc.          5.10          8/01/06       11,649,860
Deutsche Bank Alex Brown, Inc.          5.15          8/01/06       12,636,358
                                                                  $ 48,272,729


10 o ACM GOVERNMENT OPPORTUNITY FUND


(a) Positions, or portions thereof, with an aggregate market value of $72,985,137 have been segregated to collateralize forward currency exchange contracts.

(b) Positions, or portions thereof, with an aggregate market value of $49,566,020 have been pledged to collateralize reverse repurchase agreements.

(c) Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities are considered liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At July 31, 2006, the aggregate market value of these securities amounted to $6,999,846 or 6.4% of nets assets.

(d) Coupon increases periodically based upon a predetermined schedule. Stated interest rate in effect at July 31, 2006.

     Currency Abbreviations:
     BRL  - Brazillian Real
     COP  - Colombian Peso
     EUR  - Euro
     IDR  - Indonesian Rupiah
     MXP  - Mexican Peso
     PEN  - Peruvian Sol Nuevo
     PLZ  - Polish Zloty
     TRL  - Turkish Lira
     US$  - United States Dollar

     Glossary of Terms:
     FRN  - Floating Rate Note
     FNMA - Federal National Mortgage Association
     TBA  - To Be Announced

     See notes to financial statements.


ACM GOVERNMENT OPPORTUNITY FUND o 11


STATEMENT OF ASSETS & LIABILITIES
July 31, 2006


Assets
Investments in securities, at value (cost $173,308,349)          $ 172,670,184
Cash                                                                    68,557
Foreign cash, at value (cost $228,030)                                 225,579
Unrealized appreciation of forward currency exchange
  contracts                                                             84,695
Receivable for investment securities sold                           25,124,453
Interest receivable                                                  2,024,023
Total assets                                                       200,197,491

Liabilities
Unrealized depreciation of forward currency exchange
  contracts                                                             19,981
Reverse repurchase agreements                                       48,272,729
Payable for investment securities purchased                         43,022,036
Advisory fee payable                                                    68,091
Administrative fee payable                                               4,540
Accrued expenses and other liabilities                                 138,224
Total liabilities                                                   91,525,601
Net Assets                                                       $ 108,671,890

Composition of Net Assets
Capital stock, at par                                            $     129,039
Additional paid-in capital                                         110,649,497
Distributions in excess of net investment income                    (3,282,941)
Accumulated net realized gain on investment and
  foreign currency transactions                                      1,750,535
Net unrealized depreciation of investments and
  foreign currency denominated assets and liabilities                 (574,240)
                                                                 $ 108,671,890

Net Asset Value Per Share--300 million shares of
  capital stock authorized, $.01 per value
  (based on 12,903,932 shares outstanding)                               $8.42


See notes to financial statements.


12 o ACM GOVERNMENT OPPORTUNITY FUND


STATEMENT OF OPERATIONS
Year Ended July 31, 2006


Investment Income
Interest (net of foreign taxes withheld
  of $28,751)                                                 $  8,850,268

Expenses
Advisory fee                                $    818,989
Custodian                                        192,077
Administrative                                   163,798
Audit                                             78,272
Legal                                             70,361
Printing                                          47,805
Directors' fees                                   36,664
Transfer agency                                   29,875
Registration                                      23,561
Miscellaneous                                     11,128
Total expenses before interest expense         1,472,530
Interest expense                               1,489,942
Total expenses                                 2,962,472
Less: expenses waived by the Adviser
  (see Note B)                                  (109,199)
Net expenses                                                     2,853,273
Net investment income                                            5,996,995

Realized and Unrealized Gain (Loss)
on Investment and Foreign Currency
Transactions
Net realized gain (loss) on:
  Investment transactions                                        3,490,860(a)
  Foreign currency transactions                                   (636,215)
Net change in unrealized
  appreciation/depreciation of:
  Investments                                                   (3,645,073)(b)
  Foreign currency denominated
    assets and liabilities                                         215,291
Net loss on investment and foreign
  currency transactions                                           (575,137)

Net Increase in Net Assets from
  Operations                                                  $  5,421,858


(a)  Net of foreign taxes paid of $42,097.

(b)  Net of accrued foreign capital gains taxes of $4,603.

    See notes to financial statements.


ACM GOVERNMENT OPPORTUNITY FUND o 13


STATEMENT OF CHANGES IN NET ASSETS


                                                 Year Ended        Year Ended
                                                  July 31,          July 31,
                                                    2006              2005
                                                ------------      ------------
Increase (Decrease) in Net Assets
from Operations
Net investment income                           $  5,996,995      $  6,813,622
Net realized gain on investment
  and foreign currency transactions                2,854,645           493,160
Net change in unrealized
  appreciation/depreciation
  of investments and foreign currency
  denominated assets and liabilities              (3,429,782)        2,131,593
Net increase in net assets from
  operations                                       5,421,858         9,438,375

Dividends and Distributions to
Shareholders from
Net investment income                             (6,019,684)       (6,806,024)
Net realized gain on investment
  and foreign currency transactions                 (464,542)               -0-

Capital Stock Transactions
Reinvestment of dividends resulting in
  the issuance of common stock                            -0-          111,797
Total increase (decrease)                         (1,062,368)        2,744,148

Net Assets
Beginning of period                              109,734,258       106,990,110
End of period (including distributions
  in excess of net investment income
  of $3,282,941 and $2,777,059,
  respectively)                                 $108,671,890      $109,734,258


See notes to financial statements.


14 o ACM GOVERNMENT OPPORTUNITY FUND


STATEMENT OF CASH FLOWS
Year Ended July 31, 2006


Increase (Decrease) in Cash from

Operating Activities:
Interest received                               $  9,537,117
Interest expense paid                             (1,447,066)
Operating expenses paid                           (1,383,897)
Net increase in cash from operating
  activities                                                      $  6,706,154

Investing Activities:
Purchases of long-term investments               (67,580,843)
Purchases of short-term investments, net         (21,730,667)
Proceeds from disposition of long-term
  investments                                     73,718,084
Foreign taxes paid                                   (42,097)
Increase in foreign currency, at value              (274,255)
Net decrease in cash from investing
  activities                                                       (15,909,778)

Financing Activities:
Increase in reverse repurchase
  agreements                                      15,123,327
Cash dividends paid                               (6,484,226)
Net increase in cash from financing
  activities                                                         8,639,101
Net decrease in cash                                                  (564,523)
Cash at beginning of period                                            858,659
Cash at end of period                                             $    294,136

-------------------------------------------------------------------------------

Reconciliation of Net Increase in
Net Assets from Operations to
Net Increase in Cash from Operating
Activities:
Net increase in net assets from
  operations                                                      $  5,421,858

Adjustments:
Decrease in interest receivable                 $     37,454
Net realized gain on investment
  and foreign currency transactions               (2,854,645)
Net change in unrealized
  appreciation/depreciation of
  investments and foreign currency
  denominated assets and liabilities               3,429,782
Accretion of bond discount and
  amortization of bond premium                       649,395
Increase in interest payable                          42,876
Decrease in accrued expenses                         (20,566)
Total adjustments                                                    1,284,296

Net Increase in Cash from Operating
  Activities                                                      $  6,706,154


See notes to financial statements.


ACM GOVERNMENT OPPORTUNITY FUND o 15


NOTES TO FINANCIAL STATEMENTS
July 31, 2006


NOTE A

Significant Accounting Policies

ACM Government Opportunity Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940, as a diversified, closed-end management investment company. The financial statements have been prepared in conformity with U.S. generally accepted accounting principles, which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund.

1. Security Valuation

Portfolio securities are valued at their current market value determined on the basis of market quotations or, if market quotations are not readily available or are deemed unreliable, at "fair value" as determined in accordance with procedures established by and under the general supervision of the Fund's Board of Directors.

In general, the market value of securities which are readily available and deemed reliable are determined as follows. Securities listed on a national securities exchange (other than securities listed on The NASDAQ Stock Market, Inc. ("NASDAQ")) or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the mean of the closing bid and asked prices on such day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities listed only on NASDAQ are valued in accordance with the NASDAQ Official Closing Price; listed put or call options are valued at the last sale price. If there has been no sale on that day, such securities will be valued at the closing bid prices on that day; open futures contracts and options thereon are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; securities traded in the over-the-counter market, ("OTC") are valued at the mean of the current bid and asked prices as reported by the National Quotation Bureau or other comparable sources; U.S. Government securities and other debt instruments having 60 days or less remaining until maturity are valued at amortized cost if their original maturity was 60 days or less; or by amortizing their fair value as of the 61st day prior to maturity if their original term to maturity exceeded 60 days; fixed-income securities, including mortgage backed and asset backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker/dealers. In cases where broker/dealer quotes are obtained, AllianceBernstein L.P. (prior to February 24, 2006 known as Alliance Capital Management L.P.) (the "Adviser") may establish procedures


16 o ACM GOVERNMENT OPPORTUNITY FUND


whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security; and OTC and other derivatives are valued on the basis of a quoted bid price or spread from a major broker/dealer in such security.

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer's financial statements or other available documents. In addition, the Fund may use fair value pricing for securities primarily traded in non-U.S. markets because most foreign markets close well before the Fund values its securities at 4:00 p.m., Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities.

2. Currency Translation

Assets and liabilities denominated in foreign currencies and commitments under forward currency exchange contracts are translated into U.S. dollars at the mean of the quoted bid and asked prices of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated into U.S. dollars at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated into U.S. dollars at rates of exchange prevailing when accrued.

Net realized gain or loss on foreign currency transactions represents foreign exchange gains and losses from sales and maturities of foreign fixed income investments, foreign currency exchange contracts, holding of foreign currencies, currency gains or losses realized between the trade and settlement dates on foreign investment transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains and losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation and depreciation of investments and foreign currency denominated assets and liabilities.

3. Taxes

It is the Fund's policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required. The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation/depreciation as such income and/or gains are earned.


ACM GOVERNMENT OPPORTUNITY FUND o 17


4. Investment Income and Investment Transactions

Interest income is accrued daily. Investment transactions are accounted for on the date the securities are purchased or sold. Investment gains and losses are determined on the identified cost basis. The Fund amortizes premiums and accretes discounts as adjustments to interest income.

5. Dividends and Distributions

Dividends and distributions to shareholders are recorded on the ex-dividend date. Income and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. generally accepted accounting principles. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences, do not require such reclassification.

6. Repurchase Agreements

The Fund's custodian or designated subcustodian will take control of securities as collateral under repurchase agreements and determine on a daily basis that the value of such securities are sufficient to cover the value of the repurchase agreements. If the seller defaults and the value of collateral declines, or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of collateral by the Fund may be delayed or limited.


NOTE B

Advisory Fee and Other Transactions with Affiliates

Under the terms of an investment advisory agreement, the Fund pays the Adviser a monthly advisory fee equal to .0625% of the Fund's average weekly net assets during the month (equal to an annual fee of approximately .75% of the average weekly net assets). Such fee is accrued daily and paid monthly.

Under the terms of a Shareholder Inquiry Agency Agreement with AllianceBernstein Investor Services, Inc. (prior to February 24, 2006 known as Alliance Global Investor Services, Inc.) ("ABIS"), a wholly-owned subsidiary of the Adviser, the Fund reimburses ABIS for costs related to servicing phone inquiries on behalf of the Fund. During the year ended July 31, 2006, the Fund reimbursed ABIS$325 for such costs.

Under the terms of an administrative agreement, the Fund pays the Adviser an administrative fee at an annual rate of .15% of the Fund's average weekly net assets. Such fee is accrued daily and paid monthly. Currently the Adviser has voluntarily agreed to waive a portion of its administrative fees so as to charge the Fund at a reduced annual rate of .05% of the Fund's average weekly net assets. Through July 31, 2006, such waiver amounted to $109,199.


18 o ACM GOVERNMENT OPPORTUNITY FUND


NOTE C

Investment Transactions

Purchases and sales of investment securities (excluding short-term investments) for the year ended July 31, 2006, were as follows:

                                                 Purchases           Sales
                                                ------------      ------------
Investment securities (excluding
  U.S. government securities)                   $ 45,000,737      $ 43,035,239
U.S. government securities                        31,938,406        53,128,705


The cost of investments for federal income tax purposes, gross unrealized appreciation and unrealized depreciation (excluding foreign currency transactions) are as follows:

Cost                                                             $ 175,362,521
Gross unrealized appreciation                                    $   3,181,340
Gross unrealized depreciation                                       (5,873,677)
Net unrealized depreciation                                      $  (2,692,337)


1. Financial Futures Contracts

The Fund may buy or sell financial futures contracts for the purpose of hedging its portfolio against adverse effects of anticipated movements in the market. The Fund bears the market risk that arises from changes in the value of these financial instruments and the imperfect correlation between movements in the price of the futures contracts and movements in the price of the securities hedged or used for cover.

At the time the Fund enters into a futures contract, the Fund deposits and maintains as collateral an initial margin with the broker, as required by the exchange on which the transaction is affected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. Risks may arise from the potential inability of a counterparty to meet the terms of a contract. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the time it was closed.

2. Forward Currency Exchange Contracts

The Fund may enter into forward currency exchange contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings, to hedge certain firm purchase and sales commitments denominated in foreign currencies and for investment purposes. A forward currency exchange contract is a commitment to purchase or sell a foreign currency on a future date at a negotiated forward rate. The gain or loss arising from the differ-


ACM GOVERNMENT OPPORTUNITY FUND o 19


ence between the original contract and the closing of such contract would be included in net realized gain or loss on foreign currency transactions.

Fluctuations in the value of open forward currency exchange contracts are recorded for financial reporting purposes as unrealized appreciation and depreciation by the Fund.

The Fund's custodian will place and maintain cash not available for investment or other liquid assets in a separate account of the Fund having a value at least equal to the aggregate amount of the Fund's commitments under forward currency exchange contracts entered into with respect to position hedges.

Risks may arise from the potential inability of the counterparty to meet the terms of a contract and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. The face or contract amount, in U.S. dollars reflects the total exposure the Fund has in that particular currency contract.

3. Option Transactions

For hedging and investment purposes, the Fund may purchase and write (sell) put and call options on U.S. and foreign government securities and foreign currencies that are traded on U.S. and foreign securities exchanges and over-the-counter markets.

The risk associated with purchasing an option is that the Fund pays a premium whether or not the option is exercised. Additionally, the Fund bears the risk of loss of premium and change in market value should the counterparty not perform under the contract. Put and call options purchased are accounted for in the same manner as portfolio securities. The cost of securities acquired through the exercise of call options is increased by premiums paid. The proceeds from securities sold through the exercise of put options are decreased by the premiums paid.

When the Fund writes an option, the premium received by the Fund is recorded as a liability and is subsequently adjusted to the current market value of the option written. Premiums received from written options which expire unexercised are recorded by the Fund on the expiration date as realized gains from options written. The difference between the premium received and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium received is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium received is added to the proceeds from the sale of the underlying security or currency in determining whether the Fund has realized a gain or loss. If a put option is exercised, the premium received reduces the cost basis of the security or currency purchased by the Fund. In writing an option, the Fund bears the market risk of an unfavorable change in the price of


20 o ACM GOVERNMENT OPPORTUNITY FUND


the security or currency underlying the written option. Exercise of an option written by the Fund could result in the Fund's selling or buying a security or currency at a price different from the current market value.

For the year ended July 31, 2006, the Fund had no transactions in written options.

4. Reverse Repurchase Agreements

Under a reverse repurchase agreement, the Fund sells securities and agrees to repurchase them at a mutually agreed upon date and price. At the time the Fund enters into a reverse repurchase agreement, it will establish a segregated account with the custodian containing liquid assets having a value at least equal to the repurchase price.

For the year ended July 31, 2006, the average amount of reverse repurchase agreements outstanding was $35,739,089 and the daily weighted average interest rate was 4.15%.

5. Dollar Rolls

The Fund may enter into dollar rolls. Dollar rolls involve sales by the Fund of securities for delivery in the current month and the Fund's simultaneously contracting to repurchase substantially similar (same type and coupon) securities on a specified future date. During the roll period, the Fund forgoes principal and interest paid on the securities. The Fund is compensated by the difference between the current sales price and the lower forward price for the future purchase (often referred to as the "drop") as well as by the interest earned on the cash proceeds of the initial sale. Dollar rolls involve the risk that the market value of the securities the Fund is obligated to repurchase under the agreement may decline below the repurchase price. Dollar rolls are speculative techniques and may be considered to be borrowings by the Fund. For the year ended July 31, 2006, the Fund earned income of $23,514 from dollar rolls which is included in interest income in the accompanying statement of operations.


NOTE D

Capital Stock

During the year ended July 31, 2006, the Fund did not issue any shares in connection with the Fund's dividend reinvestment plan. During the year ended July 31, 2005, the Fund issued 13,246 shares in connection with the Fund's dividend reinvestment plan.


NOTE E

Risks Involved in Investing in the Fund

Interest Rate Risk and Credit Risk--Interest rate risk is the risk that changes in interest rates will affect the value of the Fund's investments in fixed-income debt securities such as bonds or notes. Increases in interest rates may cause the value


ACM GOVERNMENT OPPORTUNITY FUND o 21


of the Fund's investments to decline. Credit risk is the risk that the issuer or guarantor of a debt security, or the counterparty to a derivative contract, will be unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. The degree of risk for a particular security may be reflected in its credit risk rating. Credit risk is greater for medium quality and lower-rated securities. Lower-rated debt securities and similar unrated securities (commonly known as "junk bonds") have speculative elements or are predominantly speculative risks.

Foreign Securities Risk--Investing in securities of emerging markets and other foreign companies and governments involves special risks which include changes in foreign currency exchange rates and the possibility of future political and economic developments which could adversely affect the value of such securities. Moreover, securities of many foreign companies or foreign governments and their markets may be less liquid and their prices more volatile than those of comparable U.S. companies or of the U.S. government.

Indemnification Risk--In the ordinary course of business, the Fund enters into contracts that contain a variety of indemnifications. The Fund's maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these indemnification provisions and expects the risk of loss thereunder to be remote.

Leverage Risk--The Fund may use certain investment techniques that have increased risks. For example, the Fund may use leverage, through borrowings, to enhance its returns. For this purpose, the Fund may use reverse repurchase agreements and dollar rolls, which are considered borrowings, as part of its investment strategy. Borrowings allow the Fund to increase the amount of money available to invest in debt securities. As long as the income from the securities financed is greater than the interest cost of the borrowings, the Fund's investors benefit from higher returns than if the Fund were not leveraged.

The use of leverage, which is usually considered speculative, involves certain risks to stockholders. These include a higher volatility of the NAV of the common stock caused by favorable or adverse changes in interest rates. In addition, fluctuations in the interest rates on a fund's borrowings will affect the return to stockholders, with increases in interest rates decreasing the fund's return.

To the extent that the current interest rate on a fund's borrowings approaches the net return on the leveraged portion of the fund's investment portfolio, the benefit of leverage to stockholders will be reduced. If the current interest rate on the borrowings were to exceed the net return on that portion of the fund's portfolio, the fund's leverage would result in a lower rate of return to stockholders and in a lower NAV than if a fund were not leveraged.


22 o ACM GOVERNMENT OPPORTUNITY FUND


NOTE F

Distributions To Shareholders

The tax character of distributions paid during the fiscal years ended July 31, 2006 and July 31, 2005 were as follows:

                                                  2006            2005
                                               -----------     -----------
Distributions paid from:
  Ordinary income                              $ 6,432,610     $ 6,806,024
  Net long-term capital gains                       51,616              -0-
Total taxable distributions                      6,484,226       6,806,024
Total distributions paid                       $ 6,484,226     $ 6,806,024


As of July 31, 2006, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Accumulated capital and other losses                          $   (807,011)(a)
Undistributed ordinary income                                      847,332
Undistributed long-term capital gain                             1,389,032
Unrealized appreciation/(depreciation)                          (2,699,407)(b)
Total accumulated earnings/(deficit)                          $ (1,270,054)

(a) Foreign currency losses incurred after October 31, and within the taxable year are deemed to arise on the first business day of the Fund's next taxable year. For the year ended July 31, 2006, the Fund deferred to August 1, 2006 post October foreign currency losses of $807,011. As of July 31, 2006 the Fund deferred tax straddle losses of $836,591.

(b) The differences between book-basis and tax-basis unrealized appreciation/(depreciation) are attributable primarily to the tax deferral of losses on wash sales, the realization for tax purposes of unrealized gains or losses on certain derivative instruments and the difference between book and tax amortization methods for premium.


During the current fiscal year, permanent differences, primarily due to the tax treatment of foreign currency transactions, tax character of paydown gains/losses, tax treatment of bond premium and tax treatment of foreign capital gains tax resulted in a net increase in distributions in excess of net investment income, and an increase in accumulated net realized gain on investment and foreign currency transactions. This reclassification had no effect on net assets.


NOTE G

Legal Proceedings

As has been previously reported, the staff of the U.S. Securities and Exchange Commission ("SEC") and the Office of the New York Attorney General ("NYAG") have been investigating practices in the mutual fund industry identified as "market timing" and "late trading" of mutual fund shares. Certain other regulatory authorities have also been conducting investigations into these practices within the industry and have requested that the Adviser provide information to them. The Adviser has been cooperating and will continue to cooperate with all of these authorities. The shares of the Fund are not redeemable by the Fund, but are traded on an exchange at prices established by the market. Accordingly,


ACM GOVERNMENT OPPORTUNITY FUND o 23


the Fund and its shareholders are not subject to the market timing and late trading practices that are the subject of the investigations mentioned above or the lawsuits described below. Please see below for a description of the agreements reached by the Adviser and the SEC and NYAG in connection with the investigations mentioned above.

Numerous lawsuits have been filed against the Adviser and certain other defendants in which plaintiffs make claims purportedly based on or related to the same practices that are the subject of the SEC and NYAG investigations referred to above. Some of these lawsuits name the Fund as a party. The lawsuits are now pending in the United States District Court for the District of Maryland pursuant to a ruling by the Judicial Panel on Multidistrict Litigation transferring and centralizing all of the mutual funds involving market and late trading in the District of Maryland (the "Mutual Fund MDL"). Management of the Adviser believes that these private lawsuits are not likely to have a material adverse effect on the results of operations or financial condition of the Fund.

On December 18, 2003, the Adviser confirmed that it had reached terms with the SEC and the NYAG for the resolution of regulatory claims relating to the practice of "market timing" mutual fund shares in some of the AllianceBernstein Mutual Funds. The agreement with the SEC is reflected in an Order of the Commission ("SEC Order"). The agreement with the NYAG is memorialized in an Assurance of Discontinuation dated September 1, 2004 ("NYAGOrder"). Among the key provisions of these agreements are the following:

(i) The Adviser agreed to establish a $250 million fund (the "Reimbursement Fund") to compensate mutual fund shareholders for the adverse effects of market timing attributable to market timing relationships described in the SEC Order. According to the SEC Order, the Reimbursement Fund is to be paid, in order of priority, to fund investors based on (i) their aliquot share of losses suffered by the fund due to market timing, and (ii) a proportionate share of advisory fees paid by such fund during the period of such market timing;

(ii) The Adviser agreed to reduce the advisory fees it receives from some of the AllianceBernstein long-term, open-end retail funds, commencing January 1, 2004, for a period of at least five years; and

(iii) The Adviser agreed to implement changes to its governance and compliance procedures. Additionally, the SEC Order contemplates that the Adviser's registered investment company clients, including the Fund, will introduce governance and compliance changes.

The shares of the Fund are not redeemable by the Fund, but are traded on an exchange at prices established by the market. Accordingly, the Fund and its


24 o ACM GOVERNMENT OPPORTUNITY FUND


shareholders are not subject to the market timing practices described in the SEC Order and are not expected to participate in the Reimbursement Fund. Since the Fund is a closed-end fund, it will not have its advisory fee reduced pursuant to the terms of the agreements mentioned above.

On February 10, 2004, the Adviser received (i) a subpoena duces tecum from the Office of the Attorney General of the State of West Virginia and (ii) a request for information from West Virginia's Office of the State Auditor, Securities Commission (the "West Virginia Securities Commissioner") (together, the "Information Requests"). Both Information Requests require the Adviser to produce documents concerning, among other things, any market timing or late trading in the Adviser's sponsored mutual funds. The Adviser responded to the Information Requests and has been cooperating fully with the investigation.

On April 11, 2005, a complaint entitled The Attorney General of the State of West Virginia v. AIM Advisors, Inc., et al. ("WVAG Complaint") was filed against the Adviser, Alliance Capital Management Holding L.P. ("Alliance Holding"), and various other defendants not affiliated with the Adviser. The WVAG Complaint was filed in the Circuit Court of Marshall County, West Virginia by the Attorney General of the State of West Virginia. The WVAG Complaint makes factual allegations generally similar to those in certain of the complaints related to the lawsuits discussed above. On October 19, 2005, the WVAG Complaint was transferred to the Mutual Fund MDL.

On August 30, 2005, the West Virginia Securities Commissioner signed a Summary Order to Cease and Desist, and Notice of Right to Hearing addressed to the Adviser and Alliance Holding. The Summary Order claims that the Adviser and Alliance Holding violated the West Virginia Uniform Securities Act, and makes factual allegations generally similar to those in the SEC Order and the NYAG Order. On January 26, 2006, the Adviser, Alliance Holding, and various unaffiliated defendants filed a Petition for Writ of Prohibition and Order Suspending Proceedings in West Virginia state court seeking to vacate the Summary Order and for other relief. On April 12, 2006, respondents' petition was denied. On May 4, 2006, respondents appealed the court's determination.

On June 22, 2004, a purported class action complaint entitled Aucoin, et al. v. Alliance Capital Management L.P., et al. ("Aucoin Complaint") was filed against the Adviser, Alliance Capital Management Holding L.P., Alliance Capital Management Corporation, AXA Financial, Inc., AllianceBernstein Investment Research & Management, Inc., certain current and former directors of the AllianceBernstein Mutual Funds, and unnamed Doe defendants. The Aucoin Complaint names certain of the AllianceBernstein mutual funds as nominal defendants. The Fund was not named as a defendant in the Aucoin Complaint. The Aucoin Complaint was filed in the United States District Court for the Southern District of New York by alleged shareholders of an AllianceBernstein


ACM GOVERNMENT OPPORTUNITY FUND o 25


mutual fund. The Aucoin Complaint alleges, among other things, (i) that certain of the defendants improperly authorized the payment of excessive commissions and other fees from fund assets to broker-dealers in exchange for preferential marketing services, (ii) that certain of the defendants misrepresented and omitted from registration statements and other reports material facts concerning such payments, and (iii) that certain defendants caused such conduct as control persons of other defendants. The Aucoin Complaint asserts claims for violation of Sections 34(b), 36(b) and 48(a) of the Investment Company Act, Sections 206 and 215 of the Advisers Act, breach of common law fiduciary duties, and aiding and abetting breaches of common law fiduciary duties. Plaintiffs seek an unspecified amount of compensatory damages and punitive damages, rescission of their contracts with the Adviser, including recovery of all fees paid to the Adviser pursuant to such contracts, an accounting of all fund-related fees, commissions and soft dollar payments, and restitution of all unlawfully or discriminatorily obtained fees and expenses.

Since June 22, 2004, nine additional lawsuits making factual allegations substantially similar to those in the Aucoin Complaint were filed against the Adviser and certain other defendants. All nine of the lawsuits (i) were brought as class actions filed in the United States District Court for the Southern District of New York, (ii) assert claims substantially identical to the Aucoin Complaint, and (iii) are brought on behalf of shareholders of the Funds.

On February 2, 2005, plaintiffs filed a consolidated amended class action complaint ("Aucoin Consolidated Amended Complaint") that asserts claims substantially similar to the Aucoin Complaint and the nine additional lawsuits referenced above. On October 19, 2005, the District Court dismissed each of the claims set forth in the Aucoin Consolidated Amended Complaint, except for plaintiffs' claim under Section 36(b) of the Investment Company Act. On January 11, 2006, the District Court granted defendants' motion for reconsideration and dismissed the remaining Section 36(b) claim. On May 31, 2006 the District Court denied plaintiffs' motion for leave to file an amended complaint. On July 5, 2006, plaintiffs filed a notice of appeal.

The Adviser believes that these matters are not likely to have a material adverse effect on the Fund or the Adviser's ability to perform advisory services relating to the Fund.


NOTE H

Recent Accounting Pronouncement

On July 13, 2006, the Financial Accounting Standards Board ("FASB") released FASB Interpretation No. 48 "Accounting for Uncertainty in Income Taxes" ("FIN 48"). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the


26 o ACM GOVERNMENT OPPORTUNITY FUND


course of preparing the Fund's tax returns to determine whether the tax positions are "more-likely-than-not" of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the current year. Adoption of FIN 48 is required for fiscal years beginning after December 15, 2006 and is to be applied to all open tax years as of the effective date. At this time, management is evaluating the implications of FIN 48 and its impact in the financial statements has not yet been determined.


NOTE I

Subsequent Event

On September 13, 2006, the Boards of Directors of ACM Income Fund, Inc. ("ACM Income") and the Fund approved a proposal for the acquisition of the assets and the assumption of the liabilities of the Fund by ACM Income (the "Acquisition"). The Acquisition is subject to approval by the stockholders of the Fund. A Special Meeting of Stockholders of the Fund is scheduled to be held on Tuesday, December 12, 2006 to vote on the matter. The close of business on October 13, 2006 has been fixed as the record date for the Special Meeting of Stockholders. If approved by stockholders, the Acquisition is expected to take place in early 2007.


ACM GOVERNMENT OPPORTUNITY FUND o 27


FINANCIAL HIGHLIGHTS
Selected Data For A Share Of Common Stock Outstanding Throughout Each Period


                                                                   Year Ended July 31,
                                            -----------------------------------------------------------------
                                               2006         2005         2004         2003        2002(a)
                                            -----------  -----------  -----------  -----------  -----------
Net asset value,
  beginning of period                         $ 8.50        $ 8.30        $ 8.46       $ 7.95       $ 7.99

Income From Investment
  Operations
Net investment income(b)                         .46(c)        .53(c)        .57          .67          .61
Net realized and unrealized
  gain (loss) on investment
  and foreign currency
  transactions                                  (.03)          .20          (.07)         .56          .13
Net increase in net asset value
  from operations                                .43           .73           .50         1.23          .74

Less: Dividends and
  Distributions
Dividends from net investment
  income                                        (.47)         (.53)         (.60)        (.72)        (.61)
Tax return of capital                             -0-           -0-           -0-          -0-        (.02)
Distributions in excess of
  net investment income                           -0-           -0-           -0-          -0-        (.15)
Distributions from net realized
  gain on investments and
  foreign currency
  transactions                                  (.04)           -0-         (.06)          -0-          -0-
Total dividends and
  distributions                                 (.51)         (.53)         (.66)        (.72)        (.78)
Net asset value, end of period                $ 8.42        $ 8.50        $ 8.30       $ 8.46       $ 7.95
Market value, end of period                   $ 7.59        $ 7.83        $ 8.29       $ 8.50       $ 9.20
Premium/(Discount)                             (9.86)%       (7.88)%        (.12)%        .47%       15.72%

Total Return
Total investment return based on:(d)
  Market value                                  3.46%          .86%         5.28%         .43%       16.45%
  Net asset value                               5.72%         9.36%         5.90%       15.68%        9.30%

Ratios/Supplemental Data
Net assets, end of period
  (000's omitted)                           $108,672      $109,734      $106,990     $108,339     $100,554
Ratio to average net assets of:
  Expenses, net of
    waivers/reimbursements                      2.61%         1.95%         1.54%        1.83%        1.92%
  Expenses, before
    waivers/reimbursements                      2.71%         2.00%         1.54%        1.83%        1.92%
  Expenses, net of
    waivers/reimbursements,
    excluding interest
    expense                                     1.25%         1.32%         1.28%        1.35%        1.33%
  Net investment income                         5.49%(c)      6.20%(c)      6.65%        7.88%        7.58%
Portfolio turnover rate                           54%           64%          124%         100%         173%


See footnote summary on page 29.


28 o ACM GOVERNMENT OPPORTUNITY FUND


(a) As required, effective August 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide, Audits of Investment Companies, and began amortizing premium on debt securities for financial reporting purposes only.The effect of this change for the year ended July 31, 2002 was to decrease net investment income per share by $0.13, increase net realized and unrealized gain on investment transactions per share by $0.13, and decrease the ratio of net investment income to average net assets from 9.16% to 7.58%. Per share, ratios and supplemental data for periods prior to August 1, 2001 have not been restated to reflect this change in presentation.

(b)  Based on average shares outstanding.

(c)  Net of expenses waived by the Adviser.

(d) Total investment return is calculated assuming a purchase of common stock on the opening of the first day and a sale on the closing of the last day of each period reported. Distributions, if any, are assumed for purposes of this calculation, to be reinvested at prices obtained under the Fund's dividend reinvestment plan. Generally, total investment return based on net asset value will be higher than total investment return based on market value in periods where there is an increase in the discount or a decrease in the premium of the market value to the net asset value from the beginning to the end of such periods. Conversely, total investment return based on the net asset value will be lower than total investment return based on market value in periods where there is a decrease in the discount or an increase in the premium of the market value to the net asset value from the beginning to the end of such periods. Total investment return calculated for a period of less than one year is not annualized.


ACM GOVERNMENT OPPORTUNITY FUND o 29


REPORT OF INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM


To the Shareholders and Board of Directors of ACM Government Opportunity Fund, Inc.

We have audited the accompanying statement of assets and liabilities of ACM Government Opportunity Fund, Inc. (the "Fund"), including the portfolio of investments, as of July 31, 2006, and the related statements of operations and cash flows for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund's internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of July 31, 2006, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of ACM Government Opportunity Fund, Inc. at July 31, 2006, the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.


                                        /s/ Ernst & Young LLP
                                        New York, New York
                                        September 8, 2006


30 o ACM GOVERNMENT OPPORTUNITY FUND


TAX INFORMATION
(unaudited)


In order to meet certain requirements of the Internal Revenue Code we are advising you that the Fund paid $51,616 of capital gain distributions during the fiscal year ended July 31, 2006 which are subject to the maximum tax rate of 15%. In addition, for foreign taxpayers, the Fund designates a maximum amount of $6,019,684 as qualified interest income.

Shareholders should not use the above information to prepare their tax returns. The information necessary to complete your income tax returns will be included with your Form 1099-DIV which will be sent to you separately in January 2007.


ACM GOVERNMENT OPPORTUNITY FUND o 31


ADDITIONAL INFORMATION
(unaudited)


Shareholders whose shares are registered in their own names will automatically be participants in the Dividend Reinvestment and Cash Purchase Plan (the "Plan"), pursuant to which distributions to shareholders will be paid in or reinvested in additional shares of the Fund. Computershare Trust Company, N.A. (the "Agent") will act as agent for participants under the Plan. Shareholders whose shares are held in the name of a broker or nominee should contact such broker or nominee to determine whether or how they may participate in the Plan.

If the Board declares a distribution payable either in shares or in cash, as holders of the Common Stock may have elected, non-participants in the Plan will receive cash and participants in the Plan will receive the equivalent in shares of Common Stock of the Fund valued as follows:

(i) If the shares of Common Stock are trading at net asset value or at a premium above net asset value at the time of valuation, the Fund will issue new shares at the greater of net asset value or 95% of the then current market price.

(ii) If the shares of Common Stock are trading at a discount from net asset value at the time of valuation, the Agent will receive the distribution in cash and apply it to the purchase of the Fund's shares of Common Stock in the open market on the New York Stock Exchange or elsewhere, for the participants' accounts. Such purchases will be made on or shortly after the payment date for such dividend or distribution and in no event more than 30 days after such date except where temporary curtailment or suspension of purchase is necessary to comply with Federal securities laws. If, before the Agent has completed its purchases, the market price exceeds the net asset value of a share of Common Stock, the average purchase price per share paid by the Agent may exceed the net asset value of the Fund's shares of Common Stock, resulting in the acquisition of fewer shares than if the distribution had been paid in shares issued by the Fund.

The Agent will maintain all shareholders' accounts in the Plan and furnish written confirmation of all transactions in the account, including information needed by shareholders for tax records. Shares in the account of each Plan participant will be held by the Agent in non-certificate form in the name of the participant, and each shareholder's proxy will include those shares purchased or received pursuant to the Plan.

There will be no charges with respect to shares issued directly by the Fund to satisfy the dividend reinvestment requirements. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Agent's open market purchases of shares. In each case, the cost per share of shares purchased for each shareholder's account will be the average cost, including brokerage commissions, of any shares purchased in the open market plus the cost of any shares issued by the Fund.

The automatic reinvestment of distributions will not relieve participants of any income taxes that may be payable (or required to be withheld) on distributions.


32 o ACM GOVERNMENT OPPORTUNITY FUND


Experience under the Plan may indicate that changes are desirable. Accordingly, the Fund reserves the right to amend or terminate the Plan as applied to any voluntary cash payments made and any distribution paid subsequent to written notice of the change sent to participants in the Plan at least 90 days before the record date for such distribution. The Plan may also be amended or terminated by the Agent on at least 90 days' written notice to participants in the Plan. All correspondence concerning the Plan should be directed to the Agent at Computershare Trust Company, N.A., P.O. Box 43010, Providence, RI 02940-3010.

Since the filing of the most recent shareholder report with the Securities and Exchange Commission, there have been (i) no material changes in the Fund's investment objectives or policies, and (ii) no material changes in the principal risk factors associated with investment in the Fund.

The Fund's Board of Directors (the "Board") recently approved amended and restated Bylaws for the Fund and the election by the Fund to be subject to certain provisions of the Maryland General Corporation Law. Certain provisions of the Bylaws may have the effect of delaying or preventing a change in control of the Fund. Material changes include:

o An election for the Fund to be subject to the provisions of Title 3, Subtitle 8 of the Maryland General Corporation Law, which, among other things,
(i) vests in the Board the sole power to fix the number of directors and removes the cap on the number of directors; (ii) delegates sole power to fill director vacancies to the Board and provides that a director elected to fill a vacancy will serve for the full remainder of the term of that directorship, rather than until the next annual meeting of stockholders; and (iii) increases the percentage of shares required to be held by stockholders requesting a special meeting of stockholders from 25% of the votes entitled to be cast to a majority of such votes.

o Advance notice provisions for stockholder proposals for director nominees and for other business at an annual meeting of stockholders. These include provisions relating to the timing of such notice and information required in the notice. The advance notice provisions also require disclosure of any hedging of Fund shares by the proponent or any associated person.

o Various changes to stockholder meeting provisions, such as (i) requiring a majority of votes entitled to be cast, rather than a plurality of votes cast, to elect a director; (ii) new provisions governing stockholder-requested meetings, including information required in a stockholder's written request for the meeting and procedures for calling and holding the meeting; and (iii) various provisions relating to the conduct of stockholder meetings.

o Other amendments, such as (i) qualification requirements for nominees for director; and (ii) providing that the Board has exclusive power to amend the Fund's bylaws.


ACM GOVERNMENT OPPORTUNITY FUND o 33


SUPPLEMENTAL PROXY INFORMATION
(unaudited)


The Annual Meeting of Stockholders of ACM Government Opportunity Fund, Inc. (the "Fund") was held on March 29, 2006. A description of each proposal and number of shares voted at the meeting are as follows:


                                                                                 Authority
                                                             Voted For            Withheld
-------------------------------------------------------------------------------------------
To elect three Directors of the Fund's common
stockholders for a term of two or three years and
until his successor is duly elected and qualifies.

Class Two (term expires 2008)
D. James Guzy                                                7,495,740           4,255,555

Class Three (terms expire 2009)
Marc O. Mayer                                                7,497,592           4,253,703
Marshall C. Turner, Jr.                                      7,501,358           4,249,937


34 o ACM GOVERNMENT OPPORTUNITY FUND


BOARD OF DIRECTORS


William H. Foulk, Jr.(1), Chairman
Marc O. Mayer, President
David H. Dievler(1)
John H. Dobkin(1)
Michael J. Downey(1)
D. James Guzy(1)
Nancy P. Jacklin(1)
Marshall C. Turner, Jr.(1)


OFFICERS

Philip L. Kirstein, Senior Vice President and Independent Compliance Officer Paul J. DeNoon(2), Vice President
Michael L. Mon(2), Vice President
Douglas J. Peebles(2), Vice President
Matthew S. Sheridan(2), Vice President
Emilie D. Wrapp, Secretary
Joseph J. Mantineo, Treasurer and Chief Financial Officer
Vincent S. Noto, Controller


Administrator

AllianceBernstein L.P.
1345 Avenue of the Americas
New York, NY 10105


Dividend Paying Agent, Transfer Agent and Registrar

Computershare Trust Company, N.A.
P.O. Box 43010
Providence, RI 02940-3010


Legal Counsel

Seward & Kissel LLP
One Battery Park Plaza
New York, NY 10004


Custodian

The Bank of New York
One Wall Street
New York, NY 10286


Independent Registered Public Accounting Firm

Ernst & Young LLP
5 Times Square
New York, NY 10036


(1) Member of the Audit Committee, the Governance and Nominating Committee and the Independent Directors Committee.

(2) The day-to-day management of and investment decisions for the Fund's portfolio are made by the Global Fixed Income Team. Messrs. DeNoon, Mon, Peebles and Sheridan are the persons primarily responsible for the day-to-day management of the Fund's portfolio.

     Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940 that the Fund may purchase at market prices from time to time shares of its Common Stock in the open market.

     This report, including the financial statements herein, is transmitted to the shareholders of ACM Government Opportunity Fund for their information. The financial information included herein is taken from the records of the Fund. This is not a prospectus, circular or representation intended for use in the purchase of shares of the Fund or any securities mentioned in this report.

     Annual Certifications - As required, on April 20, 2006, the Fund submitted to the New York Stock Exchange ("NYSE") the annual certification of the Fund's Chief Executive Officer certifying that he is not aware of any violation of the NYSE's Corporate Governance listing standards. The Fund also has included the certifications of the Fund's Chief Executive Officer and Chief Financial Officer required by Section 302 of the Sarbanes-Oxley Act of 2002 as exhibits to the Fund's Form N-CSR filed with the Securities and Exchange Commission for the annual period.


ACM GOVERNMENT OPPORTUNITY FUND o 35


MANAGEMENT OF THE FUND


Board of Directors Information

The business and affairs of the Fund are managed under the direction of the Board of Directors. Certain information concerning the Fund's Directors is set forth below.


                                                                                       PORTFOLIOS
                                                                                        IN FUND             OTHER
 NAME, DATE OF BIRTH,                   PRINCIPAL                                       COMPLEX          DIRECTORSHIPS
       ADDRESS                        OCCUPATION(S)                                    OVERSEEN BY          HELD BY
   (YEAR ELECTED)                  DURING PAST 5 YEARS                                  DIRECTOR            DIRECTOR
----------------------------------------------------------------------------------------------------------------------------
INTERESTED DIRECTOR
Marc O. Mayer,**                   Executive Vice President of                            111            SCB Partners
1345 Avenue of the                 the Adviser since 2001 and                                            Inc. and
Americas                           Executive Managing Director of                                        SCB, Inc.
New York, NY 10105                 AllianceBernstein Investments,
10/2/57                            Inc. since 2003; prior thereto he
(2003)                             was head of AllianceBernstein
                                   Institutional Investments, a unit of
                                   the Advisor from 2001-2003. Prior
                                   thereto, Chief Executive Officer
                                   of Sanford C. Bernstein & Co.,
                                   LLC (institutional research and
                                   brokerage arm of Bernstein &
                                   Co. LLC ("SCB & Co.")) and its
                                   predecessor since prior to 2001.

DISINTERESTED DIRECTORS
William H. Foulk, Jr.,#            Investment Adviser and an                              113            None
P.O. Box 5060                      Independent Consultant. He was
Greenwich, CT 06831                formerly Senior Manager of Barrett
Chairman of the Board              Associates, Inc., a registered
9/7/32                             investment adviser, with which he
(1998)                             had been associated since prior to
                                   2001. He was formerly Deputy
                                   Comptroller and Chief Investment
                                   Officer of the State of New York
                                   and, prior thereto, Chief Investment
                                   Officer of the New York Bank for
                                   Savings.

David H. Dievler,#                 Independent Consultant. Until                          112
P.O. Box 167                       December 1994 he was Senior
Spring Lake, NJ 07762              Vice President of Alliance Capital
10/23/29                           Management Corporation ("ACMC")
(1988)                             responsible for mutual fund
                                   administration. Prior to joining
                                   ACMC in 1984, he was Chief Financial
                                   Officer of Eberstadt Asset Management
                                   since 1968. Prior to that, he was
                                   Senior Manager at Price Waterhouse
                                   & Co. Member of American Institute
                                   of Certified Public Accountants
                                   since 1953.


36 o ACM GOVERNMENT OPPORTUNITY FUND


                                                                                       PORTFOLIOS
                                                                                        IN FUND             OTHER
 NAME, DATE OF BIRTH,                   PRINCIPAL                                       COMPLEX          DIRECTORSHIPS
       ADDRESS                        OCCUPATION(S)                                    OVERSEEN BY          HELD BY
   (YEAR ELECTED)                  DURING PAST 5 YEARS                                  DIRECTOR            DIRECTOR
----------------------------------------------------------------------------------------------------------------------------
DISINTERESTED DIRECTORS
(continued)
John H. Dobkin, #                  Consultant. He was formerly                            111
P.O. Box 12                        President of Save Venice, Inc.
Annandale, NY 12504                (preservation organization) from
2/19/42                            2001-2002, Senior Advisor from
(1998)                             June 1999 - June 2000 and
                                   President of Historic Hudson Valley
                                   (historic preservation) from
                                   December 1989 - May 1999.
                                   Previously Director of the National
                                   Academy of Design and during
                                   1988-1992, Director and
                                   Chairman of the Audit Committee
                                   of ACMC.

Michael J. Downey, #               Consultant since 2004. Formerly                        111            Asia Pacific
c/o AllianceBernstein L.P.         managing partner of Lexington                                         Fund, Inc.
Attn: Philip L. Kirstein           Capital, LLC (investment advisory                                     and The
1345 Avenue of the                 firm) from 1997 until December                                        Merger Fund
Americas                           2003. Prior thereto, Chairman
New York, NY 10105                 and CEO of Prudential Mutual
1/26/44                            Fund Management from 1987
(2005)                             until 1993.

D. James Guzy, #                   Chairman of the Board of PLX                           111            Intel Corporation;
P. O. Box 128                      Technology (semi-conductors) and                                      Cirrus Logic
Glenbrook, NV 89413                of SRC Computers Inc., with which                                     Corporation
3/7/36                             he has been associated since prior                                    (semi-conductors);
(2005)                             to 2001. He is also President of                                      and the Davis
                                   the Arbor Company (private family                                     Selected Advisors
                                   investments).                                                         Group of Mutual
                                                                                                         Funds.


ACM GOVERNMENT OPPORTUNITY FUND o 37


                                                                                       PORTFOLIOS
                                                                                        IN FUND             OTHER
 NAME, DATE OF BIRTH,                   PRINCIPAL                                       COMPLEX          DIRECTORSHIPS
       ADDRESS                        OCCUPATION(S)                                    OVERSEEN BY          HELD BY
   (YEAR ELECTED)                  DURING PAST 5 YEARS                                  DIRECTOR            DIRECTOR
----------------------------------------------------------------------------------------------------------------------------
DISINTERESTED DIRECTORS
(continued)
Nancy P. Jacklin, #                Formerly U.S. Executive Director                       111
4046 Chancery Court, NW            of the International Monetary Fund
Washington, DC 20007               (December 2002-May 2006); partner,
5/22/48                            Clifford Chance (1992-2002); Senior
(2006)                             Counsel, International Banking and
                                   Finance, and Associate General
                                   Counsel, Citicorp (1985-1992);
                                   Assistant General Counsel
                                   (International), Federal Reserve
                                   Board of Governors (1982-1985);
                                   and Attorney Advisor, U.S.
                                   Department of the Treasury
                                   (1973-1982). Member of the Bar of
                                   the District of Columbia and of
                                   New York; member of the Council on
                                   Foreign Relations.

Marshall C. Turner, Jr., #         Principal of Turner Venture                            111            The George Lucas
220 Montgomery Street              Associates (venture capital and                                       Educational
Penthouse 10                       consulting) since prior to 2001. From                                 Foundation; and
San Francisco, CA 94104            2003 until May 31, 2006, he was CEO                                   National Datacast,
10/10/41                           of Toppan Photomasks, Inc. (semi-                                     Inc.
(2005)                             conductor manufacturing services),
                                   Austin, Texas.


**   Mr. Mayer is an "interested person", as defined in the 1940 Act, due to his position as Executive Vice President of the Adviser.

#    Member of the Audit Committee, the Independent Directors Committee and the
Governance and Nominating Committee.


38 o ACM GOVERNMENT OPPORTUNITY FUND


Officer Information

Certain information concerning the Fund's Officers is listed below.


      NAME,
  ADDRESS* AND                  POSITION(S)                   PRINCIPAL OCCUPATION
 DATE OF BIRTH                HELD WITH FUND                  DURING PAST 5 YEARS**
----------------------------------------------------------------------------------------------------------------
Marc O. Mayer,                President and Chief           See biography above.
10/2/57                       Executive Officer

Philip L. Kirstein,           Senior Vice President         Senior Vice President and Independent
5/29/45                       and Independent               Compliance Officer of the Alliance-
                              Compliance Officer            Bernstein Funds, with which he has been associated
                                                            since October 2004. Prior thereto, he was Of Counsel
                                                            to Kirkpatrick & Lockhart, LLP from October 2003 to
                                                            October 2004, and General Counsel of Merrill Lynch
                                                            Investment Managers, L.P. since prior to 2001 until
                                                            March 2003.

Paul J. DeNoon,               Vice President                Senior Vice President of the Adviser**,
4/18/62                                                     with which he has been associated since prior to
                                                            2001.

Michael L. Mon,               Vice President                Vice President of the Adviser**, with
3/2/69                                                      which he has been associated since prior to 2001.

Douglas J. Peebles,           Vice President                Executive Vice President of the
8/10/65                                                     Adviser**, with which he has been associated since
                                                            prior to 2001.

Matthew S. Sheridan,          Vice President                Vice President of the Adviser**, with
3/19/75                                                     which he has been associated since
                                                            prior to 2001.

Emilie D. Wrapp,              Secretary                     Senior Vice President, Assistant
11/13/55                                                    General Counsel and Assistant Secretary of
                                                            AllianceBernstein Investments, Inc. ("ABI")**, with
                                                            which she has been associated since prior to 2001.

Joseph J. Mantineo,           Treasurer and Chief           Senior Vice President of ABIS**, with
3/28/59                       Financial Officer             which he has been associated since prior to 2001.

Vincent S. Noto,              Controller                    Vice President of ABIS**, with which
12/14/64                                                    he has been associated since prior to 2001.


* The address for each of the Fund's Officers is 1345 Avenue of the Americas, New York, NY 10105.

**   The Adviser, ABI, ABIS and SCB & Co. are affiliates of the Fund.


ACM GOVERNMENT OPPORTUNITY FUND o 39


SUMMARY OF GENERAL INFORMATION


Shareholder Information

The daily net asset value of the Fund's shares is available from the Fund's Transfer Agent by calling (800) 426-5523. The Fund also distributes its daily net asset value to various financial publications or independent organizations such as Lipper Inc., Morningstar, Inc. and Bloomberg.

The Fund's NYSE trading symbol is "AOF". Weekly comparative net asset value
(NAV) and market price information about the Fund is published each Monday in The Wall Street Journal, each Sunday in The New York Times and each Saturday in Barron's and other newspapers in a table called "Closed-End Bond Funds".

Dividend Reinvestment Plan

A Dividend Reinvestment Plan provides automatic reinvestment of distributions in additional Fund shares.

For questions concerning shareholder account information or if you would like a brochure describing the Dividend Reinvestment Plan, please call Computershare Trust Company, N.A. at (800) 426-5523.


40 o ACM GOVERNMENT OPPORTUNITY FUND


THIS PAGE IS NOT PART OF THE SHAREHOLDER REPORT OR THE FINANCIAL STATEMENTS

ALLIANCEBERNSTEIN FAMILY OF FUNDS


----------------------------------------
Wealth Strategies Funds
----------------------------------------
Balanced Wealth Strategy
Wealth Appreciation Strategy
Wealth Preservation Strategy
Tax-Managed Balanced Wealth Strategy
Tax-Managed Wealth Appreciation Strategy
Tax-Managed Wealth Preservation Strategy

----------------------------------------
Blended Style Funds
----------------------------------------
U.S. Large Cap Portfolio
International Portfolio
Tax-Managed International Portfolio

----------------------------------------
Growth Funds
----------------------------------------
Domestic

Growth Fund
Mid-Cap Growth Fund
Large Cap Growth Fund
Small Cap Growth Portfolio

Global & International

Global Health Care Fund
Global Research Growth Fund
Global Technology Fund
Greater China '97 Fund
International Growth Fund
International Research Growth Fund

----------------------------------------
Value Funds
----------------------------------------
Domestic
Balanced Shares
Focused Growth & Income Fund
Growth & Income Fund
Real Estate Investment Fund
Small/Mid-Cap Value Fund
Utility Income Fund
Value Fund

Global & International

Global Value Fund
International Value Fund

----------------------------------------
Taxable Bond Funds
----------------------------------------
Global Government Income Trust*
Corporate Bond Portfolio
Emerging Market Debt Fund
Global Strategic Income Trust
High Yield Fund
Intermediate Bond Portfolio*
Short Duration Portfolio
U.S. Government Portfolio

----------------------------------------
Municipal Bond Funds
----------------------------------------
National              Michigan
Insured National      Minnesota
Arizona               New Jersey
California            New York
Insured California    Ohio
Florida               Pennsylvania
Massachusetts         Virginia

----------------------------------------
Intermediate Municipal Bond Funds
----------------------------------------
Intermediate California
Intermediate Diversified
Intermediate New York

----------------------------------------
Closed-End Funds
----------------------------------------
All-Market Advantage Fund
ACM Income Fund
ACM Government Opportunity Fund
ACM Managed Dollar Income Fund
ACM Managed Income Fund
ACM Municipal Securities Income Fund
California Municipal Income Fund
National Municipal Income Fund
New York Municipal Income Fund
The Spain Fund
World Dollar Government Fund
World Dollar Government Fund II

----------------------------------------
Retirement Strategies Funds
----------------------------------------
2000 Retirement Strategy
2005 Retirement Strategy
2010 Retirement Strategy
2015 Retirement Strategy
2020 Retirement Strategy
2025 Retirement Strategy
2030 Retirement Strategy
2035 Retirement Strategy
2040 Retirement Strategy
2045 Retirement Strategy


We also offer Exchange Reserves,** which serves as the money market fund exchange vehicle for the AllianceBernstein mutual funds.

For more complete information on any AllianceBernstein mutual fund, including investment objectives and policies, sales charges, expenses, risks and other matters of importance to prospective investors, visit our website at www.alliancebernstein.com or call us at 800.227.4618 for a current prospectus. You should read the prospectus carefully before you invest.

* Prior to February 1, 2006, Global Government Income Trust was named Americas Government Income Trust and Intermediate Bond Portfolio was named Quality Bond Portfolio.

**   An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.


ACM GOVERNMENT OPPORTUNITY FUND o 41


NOTES


42 o ACM GOVERNMENT OPPORTUNITY FUND


NOTES


ACM GOVERNMENT OPPORTUNITY FUND o 43


NOTES


44 o ACM GOVERNMENT OPPORTUNITY FUND


Privacy Notice

Alliance, the AllianceBernstein Family of Funds and AllianceBernstein Investment Research and Management, Inc. (collectively, "Alliance" or "we") understand the importance of maintaining the confidentiality of our customers' nonpublic personal information. In order to provide financial products and services to our customers efficiently and accurately, we may collect nonpublic personal information about our customers from the following sources: (1) information we receive from account documentation, including applications or other forms (which may include information such as a customer's name, address, social security number, assets and income) and (2) information about our customers' transactions with us, our affiliates and others (including information such as a customer's account balances and account activity).

It is our policy not to disclose nonpublic personal information about our customers (or former customers) except to our affiliates, or to others as permitted or required by law. From time to time, Alliance may disclose nonpublic personal information that we collect about our customers (or former customers), as described above, to non-affiliated third party providers, including those that perform processing or servicing functions and those that provide marketing services for us or on our behalf pursuant to a joint marketing agreement that requires the third party provider to adhere to Alliance's privacy policy. We have policies and procedures to safeguard nonpublic personal information about our customers (or former customers) which include: (1) restricting access to such nonpublic personal information and (2) maintaining physical, electronic and procedural safeguards that comply with federal standards to safeguard such nonpublic personal information.


ACM GOVERNMENT OPPORTUNITY FUND
1345 Avenue of the Americas
New York, NY 10105
(800) 221-5672


     [LOGO]
ALLIANCEBERNSTEIN
   INVESTMENTS


ACMIV-0151-0706


ITEM 2.  CODE OF ETHICS.

(a) The registrant has adopted a code of ethics that applies to its principal executive officer, principal financial officer and principal accounting officer. A copy of the registrant's code of ethics is filed herewith as
Exhibit 12(a)(1).

(b) During the period covered by this report, no material amendments were made to the provisions of the code of ethics adopted in 2(a) above.

(c) During the period covered by this report, no implicit or explicit waivers to the provisions of the code of ethics adopted in 2(a) above were granted.

ITEM 3.  AUDIT COMMITTEE FINANCIAL EXPERT.

The registrant's Board of Directors has determined that independent directors David H. Dievler and William H. Foulk, Jr. qualify as audit committee financial experts.

ITEM 4.  PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) - (c) The following table sets forth the aggregate fees billed by the independent auditor Ernst & Young LLP, for the Fund's last two fiscal years for professional services rendered for: (i) the audit of the Fund's annual financial statements included in the Fund's annual report to stockholders; (ii) assurance and related services that are reasonably related to the performance of the audit of the Fund's financial statements and are not reported under (i), which include advice and education related to accounting and auditing issues and quarterly press release review (for those Funds that issue quarterly press releases), and preferred stock maintenance testing (for those Funds that issue preferred stock); and (iii) tax compliance, tax advice and tax return preparation.



                                            Audit-Related
                             Audit Fees         Fees           Tax Fees
                          ---------------   -------------   ---------------
                  2005        $49,000          $9,544           $17,038
                  2006        $51,500          $6,800           $18,025


(d)  Not applicable.

(e) (1) Beginning with audit and non-audit service contracts entered into on or after May 6, 2003, the Fund's Audit Committee policies and procedures require the pre-approval of all audit and non-audit services provided to the Fund by the Fund's independent auditors. The Fund's Audit Committee policies and procedures also require pre-approval of all audit and non-audit services provided to the Adviser and Service Affiliates to the extent that these services are directly related to the operations or financial reporting of the Fund.

(e) (2) All of the amounts for Audit Fees, Audit-Related Fees and Tax Fees in the table under Item 4 (a) - (c) are for services pre-approved by the Fund's Audit Committee.

(f)  Not applicable.

(g) The following table sets forth the aggregate non-audit services provided to the Fund, the Fund's Adviser and entities that control, are controlled by or under common control with the Adviser that provide ongoing services to the Fund, which include conducting an annual internal control report pursuant to Statement on Auditing Standards No. 70 ("Service Affiliates"):

                                                                            Total Amount of
                                                                         Foregoing Column Pre-
                                                                         approved by the Audit
                                              All Fees for                     Committee
                                           Non-Audit Services           (Portion Comprised of
                                             Provided to the              Audit Related Fees)
                                         Portfolio, the Adviser          (Portion Comprised of
                                         and Service Affiliates                 Tax Fees)
---------------------------------------------------------------------------------------------------

                           2005           $1,105,072                  [ $192,919 ]
                                                                      ( $175,715 )
                                                                      (  $17,204 )

                           2006             $488,469                  [ $176,125 ]
                                                                      ( $158,100 )
                                                                      (  $18,025 )

(h) The Audit Committee of the Fund has considered whether the provision of any non-audit services not pre-approved by the Audit Committee provided by the Fund's independent auditor to the Adviser and Service Affiliates is compatible with maintaining the auditor's independence.

ITEM 5.  AUDIT COMMITTEE OF LISTED REGISTRANTS.

The registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934. The audit committee members are as follows:

David H. Dievler           William H. Foulk, Jr
John H. Dobkin             D. James Guzy
Michael J. Downey          Nancy P. Jacklin
                           Marshall C. Turner, Jr.

ITEM 6.  SCHEDULE OF INVESTMENTS.

Please see Schedule of Investments contained in the Report to Shareholders included under Item 1 of this Form N-CSR.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.


October 2005

ALLIANCE CAPITAL MANAGEMENT L.P.

Statement of Policies and Procedures for Proxy Voting

Introduction

As a registered investment adviser, Alliance Capital Management L.P. ("Alliance Capital", "we" or "us") has a fiduciary duty to act solely in the best interests of our clients. We recognize that this duty requires us to vote client securities in a timely manner and make voting decisions that are in the best interests of our clients. Consistent with these obligations, we will disclose our clients' voting records only to them and as required by mutual fund vote disclosure regulations. In addition, the proxy committees may, after careful consideration, choose to respond to surveys regarding past votes.

This statement is intended to comply with Rule 206(4)-6 of the Investment Advisers Act of 1940. It sets forth our policies and procedures for voting proxies for our discretionary investment advisory clients, including investment companies registered under the Investment Company Act of 1940. This statement applies to Alliance Capital's growth and value investment groups investing on behalf of clients in both US and non-US securities.

Proxy Policies

This statement is designed to be responsive to the wide range of proxy voting subjects that can have a significant effect on the investment value of the securities held in our clients' accounts. These policies are not exhaustive due to the variety of proxy voting issues that we may be required to consider. Alliance Capital reserves the right to depart from these guidelines in order to avoid voting decisions that we believe may be contrary to our clients' best interests. In reviewing proxy issues, we will apply the following general policies:

Corporate Governance: Alliance Capital's proxy voting policies recognize the importance of good corporate governance in ensuring that management and the board of directors fulfill their obligations to the shareholders. We favor proposals promoting transparency and accountability within a company. We will vote for proposals providing for equal access to the proxy materials so that shareholders can express their views on various proxy issues. We also support the appointment of a majority of independent directors on key committees and separating the positions of chairman and chief executive officer. Finally, because we believe that good corporate governance requires shareholders to have a meaningful voice in the affairs of the company, we will support non-binding shareholder proposals that request that companies amend their by-laws to provide that director nominees be elected by an affirmative vote of a majority of the votes cast.

Elections of Directors: Unless there is a proxy fight for seats on the Board or we determine that there are other compelling reasons for withholding votes for directors, we will vote in favor of the management proposed slate of directors. That said, we believe that directors have a duty to respond to shareholder actions that have received significant shareholder support. We may withhold votes for directors that fail to act on key issues such as failure to implement proposals to declassify boards, failure to implement a majority vote requirement, failure to submit a rights plan to a shareholder vote or failure to act on tender offers where a majority of shareholders have tendered their shares. In addition, we will withhold votes for directors who fail to attend at least seventy-five percent of board meetings within a given year without a reasonable excuse. Finally, we may withhold votes for directors of non-U.S. issuers where there is insufficient information about the nominees disclosed in the proxy statement.

Appointment of Auditors: Alliance Capital believes that the company remains in the best position to choose the auditors and will generally support management's recommendation. However, we recognize that there may be inherent conflicts when a company's independent auditor performs substantial non-audit related services for the company. Although we recognize that there may be special circumstances that could lead to high levels of non-audit fees in some years, we would normally consider non-audit fees in excess of 70% of total fees paid to the auditing firm to be disproportionate. Therefore, absent unique circumstances, we may vote against the appointment of auditors if the fees for non-audit related services exceed 70% of the total fees paid by the company to the auditing firm or there are other reasons to question the independence of the company's auditors.

Changes in Legal and Capital Structure: Changes in a company's charter, articles of incorporation or by-laws are often technical and administrative in nature. Absent a compelling reason to the contrary, Alliance Capital will cast its votes in accordance with the company's management on such proposals. However, we will review and analyze on a case-by-case basis any non-routine proposals that are likely to affect the structure and operation of the company or have a material economic effect on the company. For example, we will generally support proposals to increase authorized common stock when it is necessary to implement a stock split, aid in a restructuring or acquisition or provide a sufficient number of shares for an employee savings plan, stock option or executive compensation plan. However, a satisfactory explanation of a company's intentions must be disclosed in the proxy statement for proposals requesting an increase of greater than one hundred percent of the shares outstanding. We will oppose increases in authorized common stock where there is evidence that the shares will be used to implement a poison pill or another form of anti-takeover device.

Corporate Restructurings, Mergers and Acquisitions: Alliance Capital believes proxy votes dealing with corporate reorganizations are an extension of the investment decision. Accordingly, we will analyze such proposals on a case-by-case basis, weighing heavily the views of our research analysts that cover the company and our investment professionals managing the portfolios in which the stock is held.

Proposals Affecting Shareholder Rights: Alliance Capital believes that certain fundamental rights of shareholders must be protected. We will generally vote in favor of proposals that give shareholders a greater voice in the affairs of the company and oppose any measure that seeks to limit those rights. However, when analyzing such proposals we will weigh the financial impact of the proposal against the impairment of shareholder rights.

Anti-Takeover Measures: Alliance Capital believes that measures that impede corporate transactions such as takeovers or entrench management not only infringe on the rights of shareholders but may also have a detrimental effect on the value of the company. We will generally oppose proposals, regardless of whether they are advanced by management or shareholders, the purpose or effect of which is to entrench management or excessively or inappropriately dilute shareholder ownership. Conversely, we support proposals that would restrict or otherwise eliminate anti-takeover or anti-shareholder measures that have already been adopted by corporate issuers. For example, we will support shareholder proposals that seek to require the company to submit a shareholder rights plan to a shareholder vote. We will evaluate, on a case-by-case basis, proposals to completely redeem or eliminate such plans. Furthermore, we will generally oppose proposals put forward by management (including the authorization of blank check preferred stock, classified boards and supermajority vote requirements) that appear to be anti-shareholder or intended as management entrenchment mechanisms.

Executive Compensation: Alliance Capital believes that company management and the compensation committee of the board of directors should, within reason, be given latitude to determine the types and mix of compensation and benefit awards offered to company employees. Whether proposed by a shareholder or management, we will review proposals relating to executive compensation plans on a case-by-case basis to ensure that the long-term interests of management and shareholders are properly aligned. In general, we will analyze the proposed plans to ensure that shareholder equity will not be excessively diluted. With regard to stock award or option plans, we consider whether the option exercise prices are below the market price on the date of grant and whether an acceptable number of employees are eligible to participate in such programs. We will generally oppose plans that have below market value exercise prices on the date of issuance or permit repricing of underwater stock options without shareholder approval. Other factors such as the company's performance and industry practice will generally be factored into our analysis. We will support proposals requiring managements to submit severance packages that exceed 2.99 times the sum of an executive officer's base salary plus bonus that are triggered by a change in control to a shareholder vote. Finally, we will support shareholder proposals requiring companies to expense stock options because we view them as a large corporate expense that should be appropriately accounted for.

Social and Corporate Responsibility: Alliance Capital will review and analyze on a case-by-case basis proposals relating to social, political and environmental issues to determine whether they will have a financial impact on shareholder value. We will vote against proposals that are unduly burdensome or result in unnecessary and excessive costs to the company. We may abstain from voting on social proposals that do not have a readily determinable financial impact on shareholder value.

Proxy Voting Procedures

Proxy Voting Committees

Our growth and value investment groups have formed separate proxy voting committees to establish general proxy policies for Alliance Capital and consider specific proxy voting matters as necessary. These committees periodically review these policies and new types of corporate governance issues, and decide how we should vote on proposals not covered by these policies. When a proxy vote cannot be clearly decided by an application of our stated policy, the proxy committee will evaluate the proposal. In addition, the committees, in conjunction with the analyst that covers the company, may contact corporate management and interested shareholder groups and others as necessary to discuss proxy issues. Members of the committee include senior investment personnel and representatives of the Legal and Compliance Department. The committees may also evaluate proxies where we face a potential conflict of interest (as discussed below). Finally, the committees monitor adherence to these policies.

Conflicts of Interest

Alliance Capital recognizes that there may be a potential conflict of interest when we vote a proxy solicited by an issuer whose retirement plan we manage, or we administer, who distributes Alliance Capital sponsored mutual funds, or with whom we or an employee has another business or personal relationship that may affect how we vote on the issuer's proxy. Similarly, Alliance may have a potential material conflict of interest when deciding how to vote on a proposal sponsored or supported by a shareholder group that is a client. We believe that centralized management of proxy voting, oversight by the proxy voting committees and adherence to these policies ensures that proxies are voted with only our clients' best interests in mind. Additionally, we have implemented procedures to ensure that our votes are not the product of a material conflict of interests, including: (i) on an annual basis, the proxy committees will take reasonable steps to evaluate the nature of Alliance Capital's and our employees' material business and personal relationships (and those of our affiliates) with any company whose equity securities are held in client accounts and any client that has sponsored or has material interest in a proposal upon which we will be eligible to vote; (ii) requiring anyone involved in the decision making process to disclose to the chairman of the appropriate proxy committee any potential conflict that they are aware of (including personal relationships) and any contact that they have had with any interested party regarding a proxy vote; (iii) prohibiting employees involved in the decision making process or vote administration from revealing how we intend to vote on a proposal in order to reduce any attempted influence from interested parties; and (iv) where a material conflict of interests exists, reviewing our proposed vote by applying a series of objective tests and, where necessary, considering the views of third party research services to ensure that our voting decision is consistent with our clients' best interests.

Because under certain circumstances Alliance Capital considers the recommendation of third party research services, the proxy committees will take reasonable steps to verify that any third party research service is in fact independent based on all of the relevant facts and circumstances. This includes reviewing the third party research service's conflict management procedures and ascertaining, among other things, whether the third party research service (i) has the capacity and competency to adequately analyze proxy issues; and (ii) can make such recommendations in an impartial manner and in the best interests of our clients.

Proxies of Certain Non-US Issuers

Proxy voting in certain countries requires "share blocking." Shareholders wishing to vote their proxies must deposit their shares shortly before the date of the meeting (usually one-week) with a designated depositary. During this blocking period, shares that will be voted at the meeting cannot be sold until the meeting has taken place and the shares are returned to the clients' custodian banks. Absent compelling reasons to the contrary, Alliance Capital believes that the benefit to the client of exercising the vote does not outweigh the cost of voting (i.e. not being able to sell the shares during this period). Accordingly, if share blocking is required we generally abstain from voting those shares.

In addition, voting proxies of issuers in non-US markets may give rise to a number of administrative issues that may prevent Alliance Capital from voting such proxies. For example, Alliance Capital may receive meeting notices without enough time to fully consider the proxy or after the cut-off date for voting. Other markets require Alliance Capital to provide local agents with power of attorney prior to implementing Alliance Capital's voting instructions. Although it is Alliance Capital's policy to seek to vote all proxies for securities held in client accounts for which we have proxy voting authority, in the case of non-US issuers, we vote proxies on a best efforts basis.

Loaned Securities

Many clients of Alliance Capital have entered into securities lending arrangements with agent lenders to generate additional revenue. Alliance Capital will not be able to vote securities that are on loan under these types of arrangements. However, under rare circumstances, for voting issues that may have a significant impact on the investment, we may request that clients recall securities that are on loan if we determine that the benefit of voting outweighs the costs and lost revenue to the client or fund and the administrative burden of retrieving the securities.

Proxy Voting Records

You may obtain information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AllianceBernstein's web site at www.alliancebernstein.com, or go to the Securities and Exchange Commission's web site at www.sec.gov, or call AllianceBernstein at (800) 227-4618.

ITEM 8.   PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

(a) (1) The management of and investment decisions for the Fund's portfolio are made by the Global Fixed Income Team.

The following table lists the five members of the team with the most significant responsibility for the day-to-day management of the Fund's portfolio, the length of time that each person has been involved in the management of the Fund, and each person's principal occupation during the past five years:

Employee; Year; Title                   Principal Occupation During the Past Five (5)
                                        Years

Paul DeNoon; since August 2002-         Senior Vice President of the Adviser, with which
Senior Vice President of the            he has been associated since prior to 2001.
Adviser.

Michael L. Mon; since August 2002-      Vice President of the Adviser, with which he has
Vice President of the Adviser.          been associated since prior to 2001.

Douglas J. Peebles; since August        Executive Vice President of the Adviser, with
2002-Executive Vice President of        which he has been associated since prior to 2001.
the Adviser.

Matthew Sheridan; since September       Vice President of the Adviser, with which he has
2006-Vice President of the Adviser.     been associated since prior to 2001.


(a) (2) The following tables provide information regarding registered investment companies other than the Fund, other pooled investment vehicles and other accounts over which the Fund's portfolio managers also have day-to-day management responsibilities. The tables provide the numbers of such accounts, the total assets in such accounts and the number of accounts and total assets whose fees are based on performance. The information is provided as of the Fund's fiscal year ended March 31, 2006.


                                    REGISTERED INVESTMENT COMPANIES
                                         (excluding the Fund)
---------------------------------------------------------------------------------------------------
                                                                                  Total Assets of
                                                               Number of            Registered
                       Total Number      Total Assets of      Registered            Investment
                      of Registered        Registered         Investment             Companies
                        Investment         Investment      Companies Managed       Managed with
Portfolio               Companies           Companies      with Performance-     Performance-based
Manager                  Managed             Managed          based Fees               Fees
---------------------------------------------------------------------------------------------------
Paul DeNoon                 9             5,179,000,000           None                None

Michael Mon                 5             1,525,000,000           None                None

Douglas
Peebles                     1              83,000,000             None                None

Matthew S.
Sheridan                  None                None                None                None


                                        POOLED INVESTMENT VEHICLES
---------------------------------------------------------------------------------------------------
                       Total Number                           Number of Pooled     Total Assets of
                        of Pooled                           Investment Vehicles   Pooled Investment
                        Investment       Total Assets of        Managed with      Vehicles Managed
Portfolio                Vehicles       Pooled Investment    Performance-based    with Performance-
Manager                  Managed        Vehicles Managed            Fees             based Fees
---------------------------------------------------------------------------------------------------
Paul DeNoon                 6            11,205,000,000             None                None

Michael Mon                 2              59,000,000               None                None

Douglas
Peebles                   None                None                  None                None

Matthew S.
Sheridan                    7            1,482,000,000              None                None




                                             OTHER ACCOUNTS
---------------------------------------------------------------------------------------------------
                       Total Number                         Number of Other     Total Assets of
                         of Other      Total Assets of     Accounts Managed      Other Accounts
Portfolio                Accounts      Other Accounts      with Performance-    with Performance-
Manager                  Managed          Managed             based Fees           based Fees
---------------------------------------------------------------------------------------------------
Paul DeNoon                 1            22,000,000              None                 None

Michael Mon                 9           564,000,000               1                117,000,000

Douglas
Peebles                   None              None                 None                 None

Matthew S.
Sheridan                    3           233,000,000              None                 None



Investment Professional Conflict of Interest Disclosure

      As an investment adviser and fiduciary, Alliance owes its clients and shareholders an undivided duty of loyalty. We recognize that conflicts of interest are inherent in our business and accordingly have developed policies and procedures (including oversight monitoring) reasonably designed to detect, manage and mitigate the effects of actual or potential conflicts of interest in the area of employee personal trading, managing multiple accounts for multiple clients, including AllianceBernstein Mutual Funds, and allocating investment opportunities. Investment professionals, including portfolio managers and research analysts, are subject to the above-mentioned policies and oversight monitoring to ensure that all clients are treated equitably. We place the interests of our clients first and expect all of our employees to meet their fiduciary duties.

      Employee Personal Trading. Alliance has adopted a Code of Business Conduct and Ethics that is designed to detect and prevent conflicts of interest when investment professionals and other personnel of Alliance own, buy or sell securities which may be owned by, or bought or sold for, clients. Personal securities transactions by an employee may raise a potential conflict of interest when an employee owns or trades in a security that is owned or considered for purchase or sale by a client, or recommended for purchase or sale by an employee to a client. Subject to the reporting requirements and other limitations of its Code of Business Conduct and Ethics, Alliance permits its employees to engage in personal securities transactions, and also allows them to acquire investments in the AllianceBernstein Mutual Funds through direct purchase, 401K/profit sharing plan investment and/or notionally in connection with deferred incentive compensation awards. Alliance's Code of Ethics and Business Conduct requires disclosure of all personal accounts and maintenance of brokerage accounts with designated broker-dealers approved by Alliance. The Code also requires preclearance of all securities transactions and imposes a one-year holding period for securities purchased by employees to discourage short-term trading.

      Managing Multiple Accounts for Multiple Clients. Alliance has compliance policies and oversight monitoring in place to address conflicts of interest relating to the management of multiple accounts for multiple clients.
Conflicts of interest may arise when an investment professional has responsibilities for the investments of more than one account because the investment professional may be unable to devote equal time and attention to each account. The investment professional or investment professional teams for each client may have responsibilities for managing all or a portion of the investments of multiple accounts with a common investment strategy, including other registered investment companies, unregistered investment vehicles, such as hedge funds, pension plans, separate accounts, collective trusts and charitable foundations. Among other things, Alliance's policies and procedures provide for the prompt dissemination to investment professionals of initial or changed investment recommendations by analysts so that investment professionals are better able to develop investment strategies for all accounts they manage. In addition, investment decisions by investment professionals are reviewed for the purpose of maintaining uniformity among similar accounts and ensuring that accounts are treated equitably. No investment professional that manages client accounts carrying performance fees is compensated directly or specifically for the performance of those accounts. Investment professional compensation reflects a broad contribution in multiple dimensions to long-term investment success for our clients and is not tied specifically to the performance of any particular client's account, nor is it directly tied to the level or change in level of assets under management.

      Allocating Investment Opportunities. Alliance has policies and procedures intended to address conflicts of interest relating to the allocation of investment opportunities. These policies and procedures are designed to ensure that information relevant to investment decisions is disseminated promptly within its portfolio management teams and investment opportunities are allocated equitably among different clients. The investment professionals at Alliance routinely are required to select and allocate investment opportunities among accounts. Portfolio holdings, position sizes, and industry and sector exposures tend to be similar across similar accounts, which minimizes the potential for conflicts of interest relating to the allocation of investment opportunities. Nevertheless, investment opportunities may be allocated differently among accounts due to the particular characteristics of an account, such as size of the account, cash position, tax status, risk tolerance and investment restrictions or for other reasons.

      Alliance's procedures are also designed to prevent potential conflicts of interest that may arise when Alliance has a particular financial incentive, such as a performance-based management fee, relating to an account. An investment professional may perceive that he or she has an incentive to devote more time to developing and analyzing investment strategies and opportunities or allocating securities preferentially to accounts for which Alliance could share in investment gains.

      To address these conflicts of interest, Alliance's policies and procedures require, among other things, the prompt dissemination to investment professionals of any initial or changed investment recommendations by analysts; the aggregation of orders to facilitate best execution for all accounts; price averaging for all aggregated orders; objective allocation for limited investment opportunities (e.g., on a rotational basis) to ensure fair and equitable allocation among accounts; and limitations on short sales of securities. These procedures also require documentation and review of justifications for any decisions to make investments only for select accounts or in a manner disproportionate to the size of the account.

(a) (3) Portfolio Manager Compensation

      Alliance's compensation program for investment professionals is designed to be competitive and effective in order to attract and retain the highest caliber employees. The compensation program for investment professionals is designed to reflect their ability to generate long-term investment success for our clients, including shareholders of the AllianceBernstein Mutual Funds. Investment professionals do not receive any direct compensation based upon the investment returns of any individual client account, nor is compensation tied directly to the level or change in level of assets under management. Investment professionals' annual compensation is comprised of the following:

       (i) Fixed base salary: This is generally the smallest portion of compensation. The base salary is a relatively low, fixed salary within a similar range for all investment professionals. The base salary is determined at the outset of employment based on level of experience, does not change significantly from year-to-year and hence, is not particularly sensitive to performance.

       (ii) Discretionary incentive compensation in the form of an annual cash bonus: Alliance's overall profitability determines the total amount of incentive compensation available to investment professionals. This portion of compensation is determined subjectively based on qualitative and quantitative factors. In evaluating this component of an investment professional's compensation, Alliance considers the contribution to his/her team or discipline as it relates to that team's overall contribution to the long-term investment success, business results and strategy of Alliance. Quantitative factors considered include, among other things, relative investment performance (e.g., by comparison to competitor or peer group funds or similar styles of investments, and appropriate, broad-based or specific market indices), and consistency of performance. There are no specific formulas used to determine this part of an investment professional's compensation and the compensation is not tied to any pre-determined or specified level of performance. Alliance also considers qualitative factors such as the complexity and risk of investment strategies involved in the style or type of assets managed by the investment professional; success of marketing/business development efforts and client servicing; seniority/length of service with the firm; management and supervisory responsibilities; and fulfillment of Alliance's leadership criteria.

       (iii) Discretionary incentive compensation in the form of awards under Alliance's Partners Compensation Plan ("deferred awards"): Alliance's overall profitability determines the total amount of deferred awards available to investment professionals. The deferred awards are allocated among investment professionals based on criteria similar to those used to determine the annual cash bonus. There is no fixed formula for determining these amounts. Deferred awards, for which there are various investment options, vest over a four-year period and are generally forfeited if the employee resigns or Alliance terminates his/her employment. Investment options under the deferred awards plan include many of the same AllianceBernstein Mutual Funds offered to mutual fund investors, thereby creating a close alignment between the financial interests of the investment professionals and those of Alliance's clients and mutual fund shareholders with respect to the performance of those mutual funds. Alliance also permits deferred award recipients to allocate up to 50% of their award to investments in Alliance's publicly traded equity securities.(1)

       (iv) Contributions under Alliance's Profit Sharing/401(k) Plan: The contributions are based on Alliance's overall profitability. The amount and allocation of the contributions are determined at the sole discretion of Alliance.

(1) Prior to 2002, investment professional compensation also included discretionary long-term incentive in the form of restricted grants of Alliance Capital's Master Limited Partnership Units.

       (a) (4) The dollar range of the Fund's equity securities owned directly or beneficially by the Fund's portfolio managers as of the Fund's fiscal year ended March 31, 2006 is set forth below:

                        DOLLAR RANGE OF EQUITY
                        SECURITIES IN THE FUND
                        ---------------------
Paul DeNoon                     None
Michael Mon                     None
Douglas Peebles                 None
Matthew S. Sheridan             None


ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

There have been no purchases of equity securities by the Fund or by affiliated parties for the reporting period.

ITEM 10.  SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Fund's Board of Directors since the Fund last provided disclosure in response to this item.

ITEM 11.  CONTROLS AND PROCEDURES.

(a) The registrant's principal executive officer and principal financial officer have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-2(c) under the Investment Company Act of 1940, as amended) are effective at the reasonable assurance level based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this document.

(b) There were no changes in the registrant's internal controls over financial reporting that occurred during the second fiscal quarter of the period that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12.  EXHIBITS.

The following exhibits are attached to this Form N-CSR:

EXHIBIT NO.     DESCRIPTION OF EXHIBIT
-----------     ----------------------
12 (a) (1)      Code of Ethics that is subject to the disclosure of Item 2 hereof

12 (b) (1)      Certification of Principal Executive Officer Pursuant to
                Section 302 of the Sarbanes-Oxley Act of 2002

12 (b) (2)      Certification of Principal Financial Officer Pursuant to
                Section 302 of the Sarbanes-Oxley Act of 2002

12 (c) Certification of Principal Executive Officer and Principal Financial Officer Pursuant to Section 906 of the
                Sarbanes-Oxley Act of 2002

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant):  ACM Government Opportunity Fund, Inc., Inc.

By:   /s/ Marc O. Mayer
      -----------------
      Marc O. Mayer
      President

Date: July 31, 2006

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:   /s/ Marc O. Mayer
      -----------------
      Marc O. Mayer
      President

Date: July 31, 2006

By:   /s/ Joseph J. Mantineo
      ----------------------
      Joseph J. Mantineo
      Treasurer and Chief Financial Officer

Date: July 31, 2006